SL GREEN
REALTY CORP.

FIRST QUARTER 2017 SUPPLEMENTAL DATA

March 31, 2017

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development and redevelopment, construction and leasing.

•	SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•
SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not incorporated into this supplemental financial package. This supplemental financial package is available through the Company’s internet site.

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This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.

Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

SLG Interest
We highlight to investors that 'SLG Interest' is computed by multiplying each financial statement line items by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.

Forward-looking Statement
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter March 31, 2017 that will be released on Form 10-Q to be filed on or before May 10, 2017.

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TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Supplemental Definitions	4
Corporate Profile	5
Highlights	6-11
Comparative Balance Sheets	12-13
Comparative Statements of Operations	14
Comparative Computation of FFO and FAD	15
Consolidated Statement of Equity	16
Joint Venture Statements	17-18

Selected Financial Data	19-22
Debt Summary Schedule	23-25
Summary of Ground Lease Arrangements	26

Debt and Preferred Equity Investments	27-29

Selected Property Data
Composition of Property Portfolio	30-37
Largest Tenants	38
Tenant Diversification	39
Leasing Activity Summary	40-43
Annual Lease Expirations	44-46

Summary of Real Estate Acquisition/Disposition Activity	47-51
Corporate Information	52
Analyst Coverage	53

3

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage - Adjusted EBITDA divided by total interest and principal payments.

EBITDA - Operating income before transaction related costs and losses on early extinguishment of debt. Adjusted EBITDA adds income taxes, loan loss reserves and our share of joint venture depreciation and amortization to EBITDA.

Fixed charge - Total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage - Adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) - FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.

Funds from operations (FFO) - Defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage - Adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations - Subordinate interests in first mortgages.

Mezzanine Debt Loans - Loans secured by ownership interests.

Percentage leased - The percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments - Equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures - Non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs - Non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth - The change in the NOI of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties - All properties that were owned in the same manner during both the current and prior year, and excludes development properties prior to being stabilized for both the current and prior year.

Second generation TIs and LCs - Tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization - SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures. Market equity assumes conversion of all OP units into common stock.

Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).

4

CORPORATE PROFILE

SL Green is New York City's largest owner of commercial real estate and an investment-grade S&P 500 company that is focused primarily on owning, managing and maximizing the value of Manhattan commercial properties.

Our core business is the ownership of high quality commercial properties and our primary business objective is to maximize the total return to stockholders, through growth in net income attributable to common stockholders and funds from operations and through asset value appreciation. The commercial real estate expertise resulting from owning, operating, investing, developing, redeveloping and lending on real estate in Manhattan for over 36 years has enabled us to invest in a collection of premier office and retail properties, selected multifamily residential assets, and high quality debt and preferred equity investments. We also own high quality office properties in the surrounding markets of Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

As of March 31, 2017, the Company held interests in 121 Manhattan buildings totaling 47.2 million square feet. This included ownership interests in 27.5 million square feet of Manhattan buildings and debt and preferred equity investments secured by 19.7 million square feet of buildings. In addition, the Company held ownership interests in 30 suburban buildings totaling 4.8 million square feet in Brooklyn, Long Island, Westchester County, Connecticut and New Jersey.

5

FIRST QUARTER 2017 HIGHLIGHTS Unaudited

New York, NY, April 19, 2017 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended March 31, 2017 of $11.4 million, or $0.11 per share as compared to net income attributable to common stockholders of $23.2 million, or $0.23 per share for the same quarter in 2016.
The Company reported funds from operations, or FFO, for the quarter ended March 31, 2017 of $165.9 million, or $1.57 per share, as compared to FFO for the same period in 2016 of $191.8 million, or $1.84 per share. FFO for the first quarter of 2016 included $21.9 million or $0.21 per share, of income from 388-390 Greenwich Street, which was sold in the second quarter of 2016, and the accelerated recognition of $7.5 million, or $0.07 per share, of income, from the repayment of a debt and preferred equity position.
All per share amounts in this press release are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended March 31, 2017, the Company reported consolidated revenues and operating income of $377.4 million and $215.8 million, respectively, compared to $455.4 million and $290.7 million, respectively, for the same period in 2016.
Same-store cash NOI on a combined basis increased by 2.0% for the quarter ended March 31, 2017, or 3.6% excluding the effect of lease termination income, as compared to the same period in 2016. For the quarter, consolidated property same-store cash NOI increased by 1.1% to $161.2 million and unconsolidated joint venture property same-store cash NOI increased by 7.2% to $28.9 million in 2017 as compared to the same period in 2016.
In the first quarter, the Company signed 44 office leases in its Manhattan portfolio totaling 346,345 square feet. Twenty-nine leases comprising 187,096 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $78.41 per rentable square foot, representing a 21.6% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first quarter was 9.7 years and average tenant concessions were 4.4 months of free rent with a tenant improvement allowance of $50.71 per rentable square foot.

This leasing activity resulted in same store occupancy of 96.2% as of March 31, 2017, inclusive of leases signed but not yet commenced, for the properties included in the same store pool for 2016. The same store pool was revised as of January 1, 2017 to include 280 Park Avenue, 600 Lexington Avenue, and 110 Greene Street, among other properties.  Occupancy for our current same-store portfolio was 95.7% as of March 31, 2017, as compared to 96.2% as of December 31, 2016.
In the first quarter, the Company signed 26 office leases in its Suburban portfolio totaling 146,257 square feet. Fifteen leases comprising 78,729 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $30.52 per rentable square foot, representing a 2.5% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Suburban office leases signed in the first quarter was 5.4 years and average tenant concessions were 3.6 months of free rent with a tenant improvement allowance of $20.92 per rentable square foot.
Occupancy in the Company's Suburban same-store portfolio was 85.2% at March 31, 2017, inclusive of 67,639 square feet of leases signed but not yet commenced, as compared to 84.9% at March 31, 2016 and 85.1% at December 31, 2016.
Significant leases that were signed in the first quarter included:

•	New retail lease on 7,711 square feet with LINE FRIENDS at 1515 Broadway for 10 years;

•	New retail lease on 8,700 square feet with Viacom at 1515 Broadway for 10.8 years;

•	Renewal and expansion on 52,293 square feet with ABN Amro at 100 Park Avenue bringing the remaining term to 10.3 years;

•	Renewal and expansion on 40,639 square feet with Wells Fargo Clearing Services at 280 Park Avenue bringing the remaining term to 11.8 years;

•	New lease on 32,814 square feet with International Swaps and Derivatives Association Inc at 10 East 53rd Street, for 15.3 years;

•	New lease on 32,000 square feet with USI Insurance Services at 100 Summit in Valhalla, New York, for 8.3 years;

•	New lease on 30,469 square feet with Ricoh USA, Inc. at 711 Third Avenue for 10.5 years;

6

FIRST QUARTER 2017 HIGHLIGHTS Unaudited

•	New lease on 28,939 square feet with America Jewish Joint Distribution Committee, Inc at 220 East 42nd Street, for 30.7 years;

•	Renewal on 27,382 square feet with Kinney System at 555 West 57th Street bringing the remaining term to 5.4 years; and

•	New lease on 20,123 square feet with Orix USA L.P. at 280 Park Avenue, for 10.0 years.

Marketing, general and administrative, or MG&A, expenses for the three months ended March 31, 2017 were $24.1 million, or 5.2% of total combined revenues and an annualized 51 basis points of total combined assets.
Real Estate Investment Activity
In January, closed on the sale of a 27.6% interest in One Vanderbilt Avenue to NPS and 1.4% interest to Hines. NPS and Hines have committed aggregate equity to the project totaling no less than $525 million. The Company and Hines will co-develop the building.
In the first quarter, the Company sold 4,774,220 common shares of New York REIT, Inc., or NYRT, representing its total investment in NYRT common stock, generating a $3.3 million gain.
In March, the Company reached an agreement to sell a 90% interest 102 Greene Street, a 9,200 square-foot retail property in SoHo, at a gross asset valuation of $43.5 million, or $4,728 per square foot. The transaction is expected to close in April and generate net proceeds of approximately $38.0 million.
In April, the Company's retained preferred equity investment in 885 Third Avenue was modified. This modification will result in the Company deconsolidating the property from its financial statements in the second quarter of 2017.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio totaled $1.97 billion at March 31, 2017, including $1.63 billion at a weighted average current yield of 9.4% that are classified in the debt and preferred equity line item on the balance sheet, and $0.34 billion at a weighted average current yield of 7.93% that are included in other balance sheet line items for accounting purposes. In the first quarter, the Company originated new debt and preferred equity investments totaling $425.0 million, of which $412.5 million was retained and $367.7 million was funded, at a weighted average current yield of 9.2%. In the first quarter, the Company recorded $420.5 million of principal reductions from investments that were repaid, sold or syndicated.
Financing Activity
In February, the Company, along with its joint venture partner, closed on the refinancing of 10 East 53rd Street. The $170.0 million mortgage has a 3-year term with two 1-year extension options, bears interest at a floating rate of 2.25% over LIBOR and replaces the previous $125.0 million of mortgage indebtedness on the property.
In January, the Company, along with its joint venture partner, closed on the financing of 1080 Amsterdam Avenue. The $35.5 million mortgage has a 5-year term and carries a fixed effective interest rate of 3.5%.
Dividends
In the first quarter of 2017, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.775 per share of common stock, which was paid on April 17, 2017 to shareholders of record on the close of business on March 31, 2017; and

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$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period January 15, 2017 through and including April 14, 2017, which was paid on April 17, 2017 to shareholders of record on the close of business on March 31, 2017, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

7

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Earnings Per Share
Net income available to common stockholders - diluted	$0.11	$0.44	$0.34	$1.33	$0.23
Funds from operations (FFO) available to common stockholders - diluted	$1.57	$1.43	$1.63	$3.39	$1.84

Common Share Price & Dividends
Closing price at the end of the period	$106.62	$107.55	$108.10	$106.47	$96.88
Closing high price during period	$113.75	$112.89	$119.20	$106.72	$110.92
Closing low price during period	$104.62	$94.23	$102.56	$95.51	$80.54
Common dividend per share	$0.775	$0.775	$0.720	$0.720	$0.720

FFO payout ratio (trailing 12 months)	37.2%	35.4%	34.0%	32.5%	39.3%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	63.4%	59.4%	61.9%	58.5%	71.0%

Common Shares & Units
Common shares outstanding	100,776	100,562	100,264	100,164	100,081
Units outstanding	4,563	4,364	4,495	4,504	4,001
Total common shares and units outstanding	105,339	104,926	104,759	104,668	104,082

Weighted average common shares and units outstanding - basic	105,250	104,794	104,730	104,476	104,025
Weighted average common shares and units outstanding - diluted	105,554	105,168	105,143	104,792	104,259

Market Capitalization
Market value of common equity	$11,231,244	$11,284,791	$11,324,448	$11,144,002	$10,083,464
Liquidation value of preferred equity/units	532,009	532,009	532,309	532,460	534,869
Consolidated debt (1)	6,389,254	6,290,019	6,237,641	7,796,092	9,796,167
Consolidated market capitalization	$18,152,507	$18,106,819	$18,094,398	$19,472,554	$20,414,500
SLG portion of JV debt	2,775,302	2,742,857	2,694,274	1,854,131	1,690,200
Combined market capitalization	$20,927,809	$20,849,676	$20,788,672	$21,326,685	$22,104,700

Consolidated debt to market capitalization (2)	35.2%	34.7%	34.5%	40.0%	48.0%
Combined debt to market capitalization (2)	43.8%	43.3%	43.0%	45.2%	52.0%

Consolidated debt service coverage (trailing 12 months)	3.46x	3.39x	3.33x	3.29x	2.88x
Consolidated fixed charge coverage (trailing 12 months)	2.95x	2.91x	2.89x	2.87x	2.52x
Combined debt service coverage (trailing 12 months)	3.02x	2.97x	2.93x	2.90x	2.54x
Combined fixed charge coverage (trailing 12 months)	2.61x	2.58x	2.57x	2.56x	2.25x

(1) Includes debt associated with assets held for sale.
(2) Includes the liquidation value of preferred equity/units.

Supplemental Information	8	First Quarter 2017

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Selected Balance Sheet Data
Real estate assets before depreciation (1)	$12,837,493	$12,743,332	$12,608,861	$15,015,226	$16,550,051
Investments in unconsolidated joint ventures	$1,861,077	$1,890,186	$1,860,912	$1,126,486	$1,146,085
Debt and preferred equity investments	$1,627,836	$1,640,412	$1,453,234	$1,357,181	$1,378,616
Cash and cash equivalents	$468,035	$279,443	$405,896	$276,226	$316,205
Investment in marketable securities	$29,260	$85,110	$60,352	$39,339	$43,915

Total assets	$15,877,271	$15,857,787	$15,790,942	$17,544,223	$19,585,715

Fixed rate & hedged debt	$5,249,091	$5,184,434	$5,226,651	$6,344,936	$6,887,280
Variable rate debt (2)	1,140,163	1,105,585	1,010,990	1,451,155	2,908,887
Total consolidated debt	$6,389,254	$6,290,019	$6,237,641	$7,796,091	$9,796,167
Deferred financing costs, net of amortization	(82,988)	(82,258)	(87,591)	(101,521)	(105,543)
Total consolidated debt, net	$6,306,266	$6,207,761	$6,150,050	$7,694,570	$9,690,624

Total liabilities	$7,380,279	$7,330,984	$7,275,544	$9,008,192	$11,178,777

Fixed rate & hedged debt - including SLG portion of JV debt	$6,589,967	$6,718,900	$6,720,214	$6,998,500	$7,895,076
Variable rate debt - including SLG portion of JV debt (2)	2,574,589	2,313,976	2,211,700	2,651,723	3,591,291
Total combined debt	$9,164,556	$9,032,876	$8,931,914	$9,650,223	$11,486,367

Selected Operating Data
Property operating revenues	$325,521	$329,370	$334,612	$465,425	$391,218
Property operating expenses	(143,882)	(147,355)	(151,896)	(145,755)	(149,502)
Property NOI	$181,639	$182,015	$182,716	$319,670	$241,716
SLG share of property NOI from JVs	55,424	53,733	41,365	36,306	36,124
Total property NOI - combined	$237,063	$235,748	$224,081	$355,976	$277,840
Investment income	40,299	38,661	75,396	44,214	54,737
Other income	11,561	6,211	6,673	107,975	9,489
Marketing general & administrative expenses	(24,143)	(25,785)	(25,458)	(24,484)	(24,032)
SLG share of investment income and other income from JVs	5,789	6,962	5,389	3,953	8,547
EBITDA - combined	$270,569	$261,797	$286,081	$487,634	$326,581

(1) Includes assets held for sale of $78.2 million at 3/31/2017
(2) Does not reflect $1.3 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	First Quarter 2017

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016

Selected Operating Data
Property operating revenues	$292,520	$297,431	$301,165	$432,422	$361,584
Property operating expenses	125,387	124,022	133,725	127,057	131,267
Property NOI	$167,133	$173,409	$167,440	$305,365	$230,317

Other income - consolidated	$2,417	$851	$1,951	$95,333	$1,648

SLG share of property NOI from unconsolidated JV	$55,171	$53,522	$44,249	$36,083	$40,714

Portfolio Statistics
Consolidated office buildings in service	24	24	24	25	27
Unconsolidated office buildings in service	7	7	7	6	6
	31	31	31	31	33

Consolidated office buildings in service - square footage	16,054,606	16,054,606	16,054,606	18,368,606	21,003,606
Unconsolidated office buildings in service - square footage	6,558,139	6,558,139	6,558,139	4,244,139	4,244,139
	22,612,745	22,612,745	22,612,745	22,612,745	25,247,745

Same-store combined office occupancy (consolidated + JV) (2)	93.9%	94.6%	95.1%	95.3%	95.1%
Same-store combined office occupancy inclusive of leases signed not yet commenced	95.7%	96.2%	96.4%	96.4%	96.5%

Office Leasing Statistics
Total office leases commenced	41	21	42	50	47

Commenced office square footage filling vacancy	114,996	17,202	109,247	37,556	643,979
Commenced office square footage on previously occupied space (M-T-M leasing) (3)	204,076	154,379	1,085,757	661,197	617,028
Total office square footage commenced	319,072	171,581	1,195,004	698,753	1,261,007

Average starting cash rent psf - office leases commenced	$78.11	$70.94	$73.22	$67.55	$70.66
Previously escalated cash rent psf - office leases commenced	$69.26	$67.47	$61.84	$60.41	$48.71
Increase in new cash rent over previously escalated cash rent (3)	12.8%	5.1%	18.4%	11.8%	45.1%
Average lease term	7.7	7.1	10.5	6.8	13.0
Tenant concession packages psf	$53.87	$48.53	$40.40	$20.64	$57.64
Free rent months	5.6	4.9	4.2	2.6	7.5

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) The Manhattan same-store portfolio was revised on January 1, 2017 to include 280 Park Avenue, 600 Lexington Avenue, 110 Greene Street, 30 East 40th Street, and the Stonehenge Portfolio.
(3) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	10	First Quarter 2017

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016

Selected Operating Data
Property operating revenues	$28,531	$27,405	$28,942	$28,276	$27,934
Property operating expenses	14,636	15,199	15,211	14,838	14,891
Property NOI	$13,895	$12,206	$13,731	$13,438	$13,043

Other income - consolidated	$107	$1,047	$118	$624	$759

SLG share of property NOI from unconsolidated JV	$207	$211	$120	$228	$647

Portfolio Statistics
Consolidated office buildings in service	25	25	25	26	26
Unconsolidated office buildings in service	2	2	2	2	2
	27	27	27	28	28

Consolidated office buildings in service - square footage	4,113,800	4,113,800	4,113,800	4,235,300	4,235,300
Unconsolidated office buildings in service - square footage	640,000	640,000	640,000	640,000	640,000
	4,753,800	4,753,800	4,753,800	4,875,300	4,875,300

Same-store combined office occupancy (consolidated + JV)	84.1%	84.4%	83.7%	82.9%	84.3%
Same-store combined office occupancy inclusive of leases signed not yet commenced	85.2%	85.1%	85.4%	83.9%	84.9%

Office Leasing Statistics
Total office leases commenced	22	24	20	19	34

Commenced office square footage filling vacancy	37,184	66,425	43,111	63,105	112,469
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	73,789	63,040	77,869	104,704	203,690
Total office square footage commenced	110,973	129,465	120,980	167,809	316,159

Average starting cash rent psf - office leases commenced	$30.04	$35.86	$35.40	$38.42	$37.66
Previously escalated cash rent psf - office leases commenced	$29.33	$32.29	$34.61	$37.46	$35.84
Increase in new cash rent over previously escalated cash rent (2)	2.4%	11.1%	2.3%	2.8%	5.1%
Average lease term	4.8	7.0	5.5	9.4	6.7
Tenant concession packages psf	$13.69	$17.92	$26.04	$36.77	$30.61
Free rent months	5.6	6.5	3.1	8.8	5.4

(1) Property data includes operating office, retail, residential, development, redevelopment, and land properties.
(2) Calculated on space that was occupied within the previous 12 months.

Supplemental Information	11	First Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,295,050	$3,309,710	$3,347,482	$4,108,821	$4,115,982
Building and improvements	7,977,713	7,948,852	7,777,647	9,362,614	9,334,385
Building leasehold and improvements	1,439,083	1,437,325	1,436,287	1,435,255	1,431,238
Properties under capital lease	47,445	47,445	47,445	47,445	47,445
	12,759,291	12,743,332	12,608,861	14,954,135	14,929,050
Less: accumulated depreciation	(2,372,082)	(2,264,694)	(2,190,142)	(2,166,059)	(2,100,109)
Net real estate	10,387,209	10,478,638	10,418,719	12,788,076	12,828,941

Other real estate investments:
Investment in unconsolidated joint ventures	1,861,077	1,890,186	1,860,912	1,126,486	1,146,085
Debt and preferred equity investments, net (1)	1,627,836	1,640,412	1,453,234	1,357,181	1,378,616

Assets held for sale, net	54,694	—	117,159	39,642	1,891,575
Cash and cash equivalents	468,035	279,443	405,896	276,226	316,205
Restricted cash	71,215	90,524	100,195	166,905	179,938
Investment in marketable securities	29,260	85,110	60,352	39,339	43,915
Tenant and other receivables, net of $16,634 reserve at 3/31/2017	52,197	53,772	55,976	57,551	55,441
Related party receivables	19,067	15,856	14,840	13,059	15,148
Deferred rents receivable, net of reserve for
tenant credit loss of $24,079 at 3/31/2017	453,747	442,179	430,642	443,981	428,334
Deferred costs, net	267,948	267,600	252,179	256,303	246,503
Other assets	584,986	614,067	620,838	979,474	1,055,014

Total Assets	$15,877,271	$15,857,787	$15,790,942	$17,544,223	$19,585,715

(1) Excludes debt and preferred equity investments totaling $339.9 million with a weighted average current yield of 7.93% that are included in other balance sheet line items.

Supplemental Information	12	First Quarter 2017

COMPARATIVE BALANCE SHEETS Unaudited (In Thousands, Except Per Share Data)

	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016
Liabilities
Mortgages and other loans payable	$4,236,545	$4,140,712	$4,024,896	$5,608,400	$5,671,700
Unsecured term loan	1,183,000	1,183,000	1,183,000	933,000	933,000
Unsecured notes	1,137,359	1,133,957	1,130,616	1,137,341	1,134,117
Revolving credit facility	—	—	—	285,000	775,000
Deferred financing costs	(82,988)	(82,258)	(87,591)	(101,521)	(105,543)
Total debt, net of deferred financing costs	6,473,916	6,375,411	6,250,921	7,862,220	8,408,274
Accrued interest	33,859	36,052	30,734	36,378	36,941
Other liabilities	168,533	212,493	218,404	243,011	247,950
Accounts payable and accrued expenses	169,244	190,583	178,946	189,690	168,322
Deferred revenue	235,208	217,955	237,548	384,145	414,686
Capitalized lease obligations	42,305	42,132	41,951	41,751	41,554
Deferred land lease payable	2,747	2,583	2,419	2,236	2,010
Dividends and distributions payable	87,617	87,271	81,392	80,555	80,038
Security deposits	66,807	66,504	67,709	68,199	67,001
Liabilities related to assets held for sale	43	—	65,520	7	1,612,001
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,380,279	7,330,984	7,275,544	9,008,192	11,178,777

Noncontrolling interest in operating partnership
(4,563 units outstanding) at 3/31/2017	491,298	473,882	490,440	486,452	407,046
Preferred units	302,010	302,010	302,310	302,460	304,869

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 101,831
issued and outstanding at 3/31/2017, including 1,055 shares held in treasury	1,019	1,017	1,013	1,003	1,002
Additional paid–in capital	5,651,089	5,624,545	5,596,026	5,466,593	5,451,787
Treasury stock	(124,049)	(124,049)	(124,049)	(10,000)	(10,000)
Accumulated other comprehensive income	16,511	22,137	(14,074)	(16,558)	(17,222)
Retained earnings	1,496,759	1,578,893	1,612,707	1,655,320	1,620,669
Total SL Green Realty Corp. stockholders' equity	7,263,261	7,324,475	7,293,555	7,318,290	7,268,168

Noncontrolling interest in other partnerships	440,423	426,436	429,093	428,829	426,855

Total equity	7,703,684	7,750,911	7,722,648	7,747,119	7,695,023

Total Liabilities and Equity	$15,877,271	$15,857,787	$15,790,942	$17,544,223	$19,585,715

Supplemental Information	13	First Quarter 2017

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31	March 31	December 31	September 30
	2017	2016	2016	2016
Revenues
Rental revenue, net	$281,329	$345,607	$279,869	$281,482
Escalation and reimbursement revenues	44,192	45,611	49,501	53,130
Investment income	40,299	54,737	38,661	75,396
Other income	11,561	9,489	6,211	6,673
Total Revenues, net	377,381	455,444	374,242	416,681

Equity in net income (loss) from unconsolidated joint ventures	6,614	10,096	(95)	(3,968)

Expenses
Operating expenses	74,506	79,520	78,590	79,425
Ground rent	8,308	8,308	8,308	8,338
Real estate taxes	61,068	61,674	60,457	64,133
Transaction related costs	133	1,279	1,541	2,593
Marketing, general and administrative	24,143	24,032	25,785	25,458
Total Operating Expenses	168,158	174,813	174,681	179,947

Operating Income	215,837	290,727	199,466	232,766

Interest expense, net of interest income	65,622	94,672	64,873	72,565
Amortization of deferred financing costs	4,761	7,932	4,384	4,815
Depreciation and amortization	94,134	179,308	104,026	112,665
	51,320	8,815	26,183	42,721
Gain on sale of marketable securities	3,262	—	—	—

Income from Continuing Operations (1)	54,582	8,815	26,183	42,721

Gain on sale of real estate and discontinued operations	567	13,773	27,366	397
Equity in net gain on sale of joint venture interest / real estate	2,047	9,915	421	225
Depreciable real estate reserves	(56,272)	—	—	—
Net Income	924	32,503	53,970	43,343

Net loss (income) attributable to noncontrolling interests	17,015	(2,896)	(3,364)	(2,499)
Dividends on preferred units	(2,850)	(2,648)	(2,853)	(2,854)

Net Income Attributable to SL Green Realty Corp	15,089	26,959	47,753	37,990

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(3,738)

Net Income Attributable to Common Stockholders	$11,351	$23,221	$44,016	$34,252

Earnings per share - Net income per share (basic)	$0.11	$0.23	$0.44	$0.34
Earnings per share - Net income per share (diluted)	$0.11	$0.23	$0.44	$0.34
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	14	First Quarter 2017

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	For the three months ended
	March 31	March 31	December 31	September 30
	2017	2016	2016	2016
Funds from Operations
Net Income Attributable to Common Stockholders	$11,351	$23,221	$44,016	$34,252

Depreciation and amortization	94,134	179,308	104,026	112,665
Joint ventures depreciation and noncontrolling interests adjustments	24,282	10,514	27,662	23,349
Net income attributable to noncontrolling interests	(17,015)	2,896	3,364	2,499
Gain on sale of real estate and discontinued operations	(567)	(13,773)	(27,366)	(397)
Equity in net gain on sale of joint venture property / real estate	(2,047)	(9,915)	(421)	(225)
Depreciable real estate reserves	56,272	—	—	—
Non-real estate depreciation and amortization	(516)	(496)	(522)	(509)
Funds From Operations	$165,894	$191,755	$150,759	$171,634

Funds From Operations - Basic per Share	$1.58	$1.84	$1.44	$1.64

Funds From Operations - Diluted per Share	$1.57	$1.84	$1.43	$1.63

Funds Available for Distribution
FFO	$165,894	$191,755	$150,759	$171,634

Non real estate depreciation and amortization	516	496	522	509
Amortization of deferred financing costs	4,761	7,932	4,384	4,815
Non-cash deferred compensation	16,307	14,277	18,196	9,234
FAD adjustment for joint ventures	(9,448)	(5,827)	(10,350)	(23,315)
Straight-line rental income and other non cash adjustments	(15,939)	(29,704)	(13,322)	(7,393)
Second cycle tenant improvements	(13,444)	(10,128)	(50,554)	(32,536)
Second cycle leasing commissions	(7,833)	(8,871)	(18,870)	(7,697)
Revenue enhancing recurring CAPEX	(354)	(233)	(3,561)	(630)
Non-revenue enhancing recurring CAPEX	(5,955)	(3,688)	(23,085)	(12,272)
Reported Funds Available for Distribution	$134,505	$156,009	$54,119	$102,349

1515 Broadway - Viacom capital contribution	$1,108	$481	$10,171	$11,321

First cycle tenant improvements	$893	$4,323	$2,178	$4,542
First cycle leasing commissions	$404	$3,183	$692	$752
Development costs	$62,321	$13,589	$61,822	$37,165
Redevelopment costs	$4,940	$3,164	$9,483	$6,310
Capitalized interest	$6,279	$6,618	$5,931	$6,084

Supplemental Information	15	First Quarter 2017

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Loss	TOTAL

Balance at December 31, 2016	$221,932	$1,017	$5,624,545	$(124,049)	$1,578,893	$426,436	$22,137	$7,750,911

Net Income attributable to SL Green					15,089	(17,491)		(2,402)
Acquisition of subsidiary interest from noncontrolling interest								—
Preferred dividends					(3,738)			(3,738)
Cash distributions declared ($0.775 per common share)					(77,937)			(77,937)
Cash distributions to noncontrolling interests						(469)		(469)
Other comprehensive income - unrealized loss on derivative instruments							(1,618)	(1,618)
Other comprehensive income - SLG's share of joint venture net unrealized loss on derivative instruments							601	601
Other comprehensive income - unrealized loss on marketable securities							(4,609)	(4,609)
Proceeds from stock options exercised		1	8,751					8,752
DRSPP proceeds			56					56
Repurchase of common stock			(102)					(102)
Conversion of units of the Operating Partnership to common stock		1	13,111					13,112
Contributions to consolidated joint venture						31,947		31,947
Reallocation of noncontrolling interests in the Operating Partnership					(15,548)			(15,548)
Deferred compensation plan and stock awards, net			(1,963)					(1,963)
Amortization of deferred compensation plan			6,691					6,691
Balance at March 31, 2017	$221,932	$1,019	$5,651,089	$(124,049)	$1,496,759	$440,423	$16,511	$7,703,684

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2016	100,562,349	4,363,716	—	104,926,065

YTD share activity	214,065	199,001	—	413,066
Share Count at March 31, 2017 - Basic	100,776,414	4,562,717	—	105,339,131

Weighting factor	(133,295)	44,048	303,736	214,489
Weighted Average Share Count at March 31, 2017 - Diluted	100,643,119	4,606,765	303,736	105,553,620

Supplemental Information	16	First Quarter 2017

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	March 31, 2017		December 31, 2016		September 30, 2016

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Assets
Commercial real estate properties, at cost:
Land and land interests	$2,362,348	$1,128,789	$2,434,194	$1,129,515	$2,370,650	$1,103,304
Building and improvements	6,983,090	3,119,609	7,316,847	3,108,664	7,118,788	3,026,466
Building leasehold and improvements	59,409	29,704	53,790	26,895	48,406	24,203
Properties under capital lease	189,558	94,779	189,558	94,779	189,558	94,779
	9,594,405	4,372,881	9,994,389	4,359,853	9,727,402	4,248,752
Less: accumulated depreciation	(860,306)	(360,991)	(862,672)	(337,599)	(800,017)	(313,182)
Net real estate	8,734,099	4,011,890	9,131,717	4,022,254	8,927,385	3,935,570

Cash and cash equivalents	118,970	52,943	159,916	63,561	140,768	56,496
Restricted cash	144,331	59,551	168,539	68,228	179,550	73,289
Debt and preferred equity investments, net	336,518	229,612	336,164	229,258	332,506	227,793
Tenant and other receivables, net of $6,324 reserve at 3/31/2017, of which $3,164 is SLG's share	18,015	7,836	16,881	4,520	22,910	6,579
Deferred rents receivables, net of $6,964 reserve at 3/31/2017 for tenant credit loss, of which $3,276 is SLG's share	230,477	104,123	215,897	95,864	205,027	89,605
Deferred costs, net	166,554	76,266	170,243	76,145	137,056	61,500
Other assets	527,830	265,842	513,238	262,195	533,609	269,421
Total Assets	$10,276,794	$4,808,063	$10,712,595	$4,822,025	$10,478,811	$4,720,253

Liabilities and Equity
Mortgage loans payable, net of deferred financing costs of $97,083 at 3/31/2017	$6,498,732	$2,743,257	$6,453,966	$2,712,539	$6,332,506	$2,662,319
Accrued interest	13,252	6,167	12,569	6,149	20,466	6,797
Other liabilities	2,159	1,632	9,407	2,415	29,931	12,075
Accounts payable and accrued expenses	133,165	56,223	147,807	64,176	105,908	41,905
Deferred revenue	351,614	183,694	356,414	186,021	367,873	192,069
Capitalized lease obligations	186,802	93,401	186,050	93,025	185,312	92,656
Security deposits	32,602	11,652	35,667	11,693	32,581	10,541
Equity	3,058,468	1,712,037	3,510,715	1,746,007	3,404,234	1,701,891
Total Liabilities and Equity	$10,276,794	$4,808,063	$10,712,595	$4,822,025	$10,478,811	$4,720,253

Supplemental Information	17	First Quarter 2017

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	March 31, 2017		December 31, 2016		March 31, 2016

	Total	SLG Interest	Total	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$188,771	$76,283	$184,102	$73,492	$139,775	$52,540
Escalation and reimbursement revenues	17,847	8,481	17,885	7,221	8,229	3,178
Investment income	7,870	4,830	7,531	4,550	3,485	2,991
Other income	2,033	959	4,862	2,412	11,023	5,556
Total Revenues, net	$216,521	$90,553	$214,380	$87,675	$162,512	$64,265

Loss on early extinguishment of debt	—	—	—	—	(1,606)	(972)
Expenses
Operating expenses	$38,794	$14,242	$37,767	$13,613	$27,254	$9,329
Ground rent	4,251	2,033	4,255	2,034	3,211	1,606
Real estate taxes	34,939	13,065	32,317	11,333	24,210	8,659
Transaction related costs, net of recoveries	89	54	207	97	—	—
Total Operating Expenses	$78,073	$29,394	$74,546	$27,077	$54,675	$19,594

Operating Income	$138,448	$61,159	$139,834	$60,598	$106,231	$43,699

Interest expense, net of interest income	$55,328	$21,093	$49,865	$22,296	$49,736	$17,259
Amortization of deferred financing costs	6,505	2,621	7,162	2,471	3,236	1,296
Depreciation and amortization	71,164	31,215	66,976	30,018	37,851	14,903
Net Income	$5,451	$6,230	$15,831	$5,813	$15,408	$10,241

Real estate depreciation	70,912	31,172	66,916	30,016	37,789	14,902
FFO Contribution	$76,363	$37,402	$82,747	$35,829	$53,197	$25,143

FAD Adjustments:
Non real estate depreciation and amortization	$6,757	$2,664	$7,222	$2,472	$3,297	$1,298
Straight-line rental income and other non-cash adjustments	(21,667)	(11,126)	(15,413)	(8,888)	(13,590)	(5,613)
Second cycle tenant improvement	(1,245)	(627)	(3,177)	(1,602)	(1,378)	(724)
Second cycle leasing commissions	(271)	(154)	(1,220)	(797)	(1,003)	(544)
Recurring CAPEX	(340)	(205)	(3,315)	(1,535)	(447)	(244)
Total FAD Adjustments	$(16,766)	$(9,448)	$(15,903)	$(10,350)	$(13,121)	$(5,827)

First cycle tenant improvement	$12,298	$3,852	$31,855	$15,710	$10,535	$2,903
First cycle leasing commissions	$3,086	$1,039	$33,450	$15,001	$10,505	$5,282
Development costs	$4,173	$1,225	$4,197	$1,303	$671	$636
Redevelopment costs	$16,215	$8,444	$27,724	$13,920	$14,690	$4,639
Capitalized interest	$5,457	$2,966	$5,340	$2,906	$6,104	$3,285

Supplemental Information	18	First Quarter 2017

SELECTED FINANCIAL DATA Net Operating Income and Components of Consolidated Debt Service and Fixed Charges Coverage - Unaudited (Dollars in Thousands)

	For the three months ended
	March 31	March 31	December 31	September 30,
	2017	2016	2016	2016
Net Operating Income (1)

NOI	$177,994	$239,693	$178,365	$179,074
NOI from discontinued operations	—	—	—	—
Total NOI - consolidated	177,994	239,693	178,365	179,074
SLG share of property NOI from unconsolidated JVs	55,423	44,671	54,771	44,390
Combined NOI	$233,417	$284,364	$233,136	$223,464
Partners' share of NOI - consolidated JVs	(9,768)	(8,568)	(10,368)	(9,479)
NOI - SLG share	$223,649	$275,796	$222,768	$213,985

Combined NOI	$233,417	$284,364	$233,136	$223,464
Free rent (net of amortization)	(4,421)	10,249	(7,624)	(5,410)
Net FAS 141 adjustment	(7,860)	(35,637)	(7,539)	(1,850)
Straight-line revenue adjustment	(15,923)	(16,627)	(11,787)	(20,134)
Allowance for straight-line tenant credit loss	(944)	1,665	2,623	8,424
Ground lease straight-line adjustment	991	817	995	869
Combined Cash NOI	$205,260	$244,831	$209,804	$205,363
Partners' share of cash NOI - consolidated JVs	(7,423)	(6,861)	(8,214)	(7,572)
Cash NOI - SLG share	$197,837	$237,970	$201,590	$197,791

Components of Consolidated Debt Service and Fixed Charges - Cash Basis

Interest expense	$62,692	$96,718	$64,672	$72,842
Principal amortization payments	13,201	7,994	12,269	12,207
Total Consolidated Debt Service	$75,893	$104,712	$76,941	$85,049

Payments under ground lease arrangements	$7,784	$7,700	$7,777	$7,774
Dividends on preferred units	2,850	2,648	2,853	2,854
Dividends on perpetual preferred shares	3,738	3,738	3,737	3,738
Total Consolidated Fixed Charges	$90,265	$118,798	$91,308	$99,415

(1) Includes the operating income of SL Green Management Corp. and Eemerge 212. Excludes lease termination income and the activity of 885 Third Avenue, which was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remains consolidated. We will deconsolidate the property in the second quarter of 2017.

Supplemental Information	19	First Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store - Consolidated Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2017	2016	%	2016	2016
Revenues
	Rental revenue, net	$272,488	$263,441	3.4%	$270,791	$252,211
	Escalation & reimbursement revenues	42,685	41,701	2.4%	48,260	50,622
	Other income	1,426	2,029	(29.7)%	1,607	1,766
	Total Revenues	$316,599	$307,171	3.1%	$320,658	$304,599
Expenses
	Operating expenses	$69,786	$69,343	0.6%	$69,865	$72,419
	Ground Rent	8,520	8,520	0.0%	8,520	8,550
	Real estate taxes	60,695	58,263	4.2%	59,999	61,631
		$139,001	$136,126	2.1%	$138,384	$142,600

	Operating Income	$177,598	$171,045	3.8%	$182,274	$161,999

	Interest expense & amortization of financing costs	$43,968	$45,059	(2.4)%	$45,287	$45,871
	Depreciation & amortization	85,008	80,615	5.4%	91,192	92,135

	Income before noncontrolling interest	$48,622	$45,371	7.2%	$45,795	$23,993
Plus:	Real estate depreciation & amortization	84,941	80,546	5.5%	91,124	92,066
	FFO Contribution	$133,563	$125,917	6.1%	$136,919	$116,059

Less:	Non–building revenue	895	387	131.3%	244	483

Plus:	Interest expense & amortization of financing costs	43,968	45,059	(2.4)%	45,287	45,871
	Non-real estate depreciation	67	69	(2.9)%	68	69
	NOI	$176,703	$170,658	3.5%	$182,030	$161,516

Cash Adjustments
Less:	Free rent (net of amortization)	$3,267	$1,066	206.5%	$6,867	$2,898
	Straightline revenue adjustment	6,914	8,648	(20.1)%	4,081	8,825
	Rental income - FAS 141	4,769	3,695	29.1%	4,341	(2,749)
Plus:	Ground lease straight-line adjustment	524	608	(13.8)%	531	565
	Allowance for S/L tenant credit loss	(1,036)	1,670	(162.0)%	2,044	8,371
	Cash NOI	$161,241	$159,527	1.1%	$169,316	$161,478

Operating Margins
	NOI to real estate revenue, net	56.0%	55.6%		56.8%	53.1%
	Cash NOI to real estate revenue, net	51.1%	52.0%		52.8%	53.1%

	NOI before ground rent/real estate revenue, net	58.7%	58.4%		59.5%	55.9%
	Cash NOI before ground rent/real estate revenue, net	53.6%	54.6%		55.3%	55.7%

Supplemental Information	20	First Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store - Joint Ventures Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2017	2016	%	2016	2016
Revenues
	Rental revenue, net	$44,134	$42,091	4.9%	$45,170	$42,812
	Escalation & reimbursement revenues	4,119	2,789	47.7%	4,434	3,875
	Other income	587	2,217	(73.5)%	2,014	434
	Total Revenues	$48,840	$47,097	3.7%	$51,618	$47,121
Expenses
	Operating expenses	$8,460	$7,966	6.2%	$8,295	$8,448
	Ground rent	—	—	—%	—	—
	Real estate taxes	8,208	7,627	7.6%	8,218	8,241
		$16,668	$15,593	6.9%	$16,513	$16,689

	Operating Income	$32,172	$31,504	2.1%	$35,105	$30,432

	Interest expense & amortization of financing costs	$13,445	$19,302	(30.3)%	$14,052	$14,520
	Depreciation & amortization	14,598	13,105	11.4%	14,338	13,916

	Income (loss) before noncontrolling interest	$4,129	$(903)	(557.3)%	$6,715	$1,996
Plus:	Real estate depreciation & amortization	14,597	13,105	11.4%	14,338	13,916
	FFO Contribution	$18,726	$12,202	53.5%	$21,053	$15,912

Less:	Non–building revenue	141	139	1.4%	1,085	98

Plus:	Interest expense & amortization of financing costs	13,445	19,302	(30.3)%	14,052	14,520
	Non-real estate depreciation	1	—	—%	—	—
	NOI	$32,031	$31,365	2.1%	$34,020	$30,334

Cash Adjustments
Less:	Free rent (net of amortization)	$(144)	$2,498	(105.8)%	$594	$1,349
	Straightline revenue adjustment	2,753	1,437	91.6%	2,966	1,714
	Rental income - FAS 141	479	443	8.1%	411	429
Plus:	Ground lease straight-line adjustment	—	—	—%	—	—
	Allowance for S/L tenant credit loss	—	—	—%	—	—
	Cash NOI	$28,943	$26,987	7.2%	$30,049	$26,842

Operating Margins
	NOI to real estate revenue, net	65.8%	66.8%		67.3%	64.5%
	Cash NOI to real estate revenue, net	59.4%	57.5%		59.5%	57.1%

	NOI before ground rent/real estate revenue, net	65.8%	66.8%		67.3%	64.5%
	Cash NOI before ground rent/real estate revenue, net	59.4%	57.5%		59.5%	57.1%

Supplemental Information	21	First Quarter 2017

SELECTED FINANCIAL DATA 2017 Same Store - Combined Unaudited (Dollars in Thousands)

		For the three months ended
		March 31,	March 31,		December 31,	September 30,
		2017	2016	%	2016	2016
Revenues
	Rental revenue, net	$316,622	$305,532	3.6%	$315,961	$295,023
	Escalation & reimbursement revenues	46,804	44,490	5.2%	52,694	54,497
	Other income	2,013	4,246	(52.6)%	3,621	2,200
	Total Revenues	$365,439	$354,268	3.2%	$372,276	$351,720
Expenses
	Operating expenses	$78,246	$77,309	1.2%	$78,160	$80,867
	Ground rent	8,520	8,520	—%	8,520	8,550
	Real estate taxes	68,903	65,890	4.6%	68,217	69,872
		$155,669	$151,719	2.6%	$154,897	$159,289

	Operating Income	$209,770	$202,549	3.6%	$217,379	$192,431

	Interest expense & amortization of financing costs	$57,413	$64,361	(10.8)%	$59,339	$60,391
	Depreciation & amortization	99,606	93,720	6.3%	105,530	106,051

	Income before noncontrolling interest	$52,751	$44,468	18.6%	$52,510	$25,989
Plus:	Real estate depreciation & amortization	99,538	93,651	6.3%	105,462	105,982
	FFO Contribution	$152,289	$138,119	10.3%	$157,972	$131,971

Less:	Non–building revenue	1,036	526	97.0%	1,329	581

Plus:	Interest expense & amortization of financing costs	57,413	64,361	(10.8)%	59,339	60,391
	Non-real estate depreciation	68	69	(1.4)%	68	69
	NOI	$208,734	$202,023	3.3%	$216,050	$191,850

Cash Adjustments
Less:	Free rent (net of amortization)	$3,123	$3,564	(12.4)%	$7,461	$4,247
	Straightline revenue adjustment	9,667	10,085	(4.1)%	7,047	10,539
	Rental income - FAS 141	5,248	4,138	26.8%	4,752	(2,320)
Plus:	Ground lease straight-line adjustment	524	608	(13.8)%	531	565
	Allowance for S/L tenant credit loss	(1,036)	1,670	(162.0)%	2,044	8,371
	Cash NOI	$190,184	$186,514	2.0%	$199,365	$188,320

Operating Margins
	NOI to real estate revenue, net	57.3%	57.1%		58.2%	53.4%
	Cash NOI to real estate revenue, net	52.2%	52.7%		53.7%	52.4%

	NOI before ground rent/real estate revenue, net	59.6%	59.5%		60.5%	55.7%
	Cash NOI before ground rent/real estate revenue, net	54.4%	55.0%		55.9%	54.6%

Supplemental Information	22	First Quarter 2017

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal		2017	Initial		Principal	As-Of
	Ownership	Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	3/31/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
1 Madison Avenue	100.0	$509,967	5.91%	$31,653	May-20		$404,531	—	Nov-19
762 Madison Avenue	90.0	771	5.00%	—	Feb-22		771	—	Open
100 Church Street	100.0	220,161	4.68%	3,860	Jul-22		197,784	—	Apr-22
919 Third Avenue	51.0	500,000	5.12%	—	Jun-23		500,000	—	Feb-23
420 Lexington Avenue	100.0	300,000	3.99%	—	Oct-24		272,749	—	Jul-24
1515 Broadway	100.0	884,470	3.93%	16,003	Mar-25		737,436	—	Sep-24
400 East 58th Street	90.0	40,000	3.00%	—	Nov-26		33,840	—	Aug-21
1-6 Landmark Square	100.0	100,000	4.91%	—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000	4.22%	—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	36,363	3.58%	—	Feb-27		29,503	—	Open
315 West 33rd Street	100.0	250,000	4.24%	—	Feb-27		250,000	—	Open
		$3,291,732	4.55%	$51,516			$2,976,614
Unsecured fixed rate debt
Convertible notes		$337,461	3.00%	$—	Oct-17		$345,000	—	Open
Unsecured loan		16,000	4.81%	—	Jun-18		16,000	—	Open
Unsecured notes		249,898	5.00%	—	Aug-18		250,000	—	Jun-18
Term loan (swapped)		500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)		300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes		250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes		200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes		100,000	4.27%	—	Dec-25		100,000	—	Open
Series J Preferred Units		4,000	3.75%	—	Apr-51		4,000	—	Open
		$1,957,359	3.86%	$—			$1,965,000

Total Fixed Rate Debt/Wtd Avg		$5,249,091	4.29%	$51,516			$4,941,614
Floating rate debt
Secured floating rate debt
719 Seventh Avenue (LIBOR + 305 bps)	75.0	$39,521	4.03%	$—	Feb-18		$39,521	—	Open
187 Broadway & 5-7 Dey Street (LIBOR + 269.5 bps)	100.0	58,000	3.68%	—	May-18		58,000	—	Open
Debt & preferred equity facility (LIBOR + 312 bps)		184,642	4.10%	—	Jul-18		184,642	Jul-19	Open
220 East 42nd St. (LIBOR + 160 bps)	100.0	275,000	2.58%	—	Oct-20		275,000	—	Open
One Vanderbilt (LIBOR + 350 bps)	71.0	100,000	4.48%	—	Sep-21		100,000	—	Open
		$657,163	3.48%	$—			$657,163
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)		$383,000	2.38%	$—	Jun-19		$383,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000	2.40%	—	Jul-35		100,000	—	Open
		$483,000	2.39%	$—			$483,000

Total Floating Rate Debt/Wtd Avg		$1,140,163	3.02%	$—			$1,140,163

Total Debt/Wtd Avg - Consolidated		$6,389,254	4.06%	$51,516			$6,081,777
885 Third Avenue (4)		267,650	6.26%
Deferred financing costs		(82,988)
Total Debt/Wtd Avg - Consolidated, net		$6,573,916	4.15%

Total Debt/Wtd Avg - Joint Venture, net		$2,743,257	3.52%

Total Debt including SLG's share of JV Debt/Wtd Avg		$9,164,556	3.90%
Weighted Average Balance & Interest Rate for the quarter, including SLG's share of JV Debt		$9,452,779	3.87%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.
(4) 885 Third Avenue was sold in February 2016 but did not meet the criteria for sale accounting at that time and, therefore, remains consolidated. We will deconsolidate the property in the second quarter of 2017.

Supplemental Information	23	First Quarter 2017

DEBT SUMMARY SCHEDULE Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

		Principal Outstanding				2017	Initial		Principal	As-Of
	Ownership	3/31/2017				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment
521 Fifth Avenue (swapped)	50.5	$170,000	$85,850	3.73%		$—	Nov-19		$85,850	—	Open
717 Fifth Avenue (mortgage)	10.9	300,000	32,748	4.45%		—	Jul-22		32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
3 Columbus Circle	48.9	350,000	171,150	3.61%		—	Mar-25		171,150	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Feb-17
400 East 57th Street	41.0	100,000	41,000	3.00%		—	Nov-26		35,889	—	Open
Stonehenge Portfolio	Various	347,671 (2)	20,346	4.20%		408	Various	(2)	18,584	—	Open

Total Fixed Rate Debt/Wtd Avg		$3,211,999	$1,340,876	3.81%	(3)	$408			$1,334,003
Floating rate debt
55 West 46th Street (LIBOR + 230 bps)	25.0	$159,718	$39,929	3.28%		$—	Oct-17		$39,929	—	Open
175-225 3rd Street (Prime + 100 bps)	95.0	40,000	38,000	5.00%		—	Dec-17		38,000	—	Open
Jericho Plaza (LIBOR + 415 bps)	11.7	76,993	8,985	5.13%		—	Mar-18		8,985	Mar-19	Open
724 Fifth Avenue (LIBOR + 243 bps)	50.0	275,000	137,500	3.41%		—	Apr-18		137,500	Apr-19	Open
1552 Broadway (LIBOR + 417 bps)	50.0	185,410	92,705	5.15%		—	Apr-18		92,705	—	Open
605 West 42nd Street (Various)	20.0	539,000	107,800	3.02%		—	Jul-18		107,800	—	Open
650 Fifth Avenue (LIBOR + 375 bps)	50.0	86,500	43,250	4.73%		—	Aug-18		43,250	—	Open
280 Park Avenue (LIBOR + 200 bps)	50.0	900,000	450,000	2.98%		—	Jun-19		450,000	—	Open
121 Greene Street (LIBOR + 150 bps)	50.0	15,000	7,500	2.48%		—	Nov-19		7,500	—	Open
1745 Broadway (LIBOR + 185 bps)	56.9	345,000	196,202	2.83%		—	Jan-20		196,202	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	3.23%		—	Feb-20		93,500	—	Open
131-137 Spring Street (LIBOR + 155 bps)	20.0	141,000	28,200	2.53%		—	Aug-20		28,200	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	2.43%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	360,000	179,640	2.73%		—	Feb-21		175,859	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,706	551	3.78%		26	Jun-33		4	—	Open
Stonehenge Portfolio (Various)	Various	65,489	3,764	6.32%		16	Various		3,764	—	Open

Total Floating Rate Debt/Wtd Avg		$3,383,816	$1,434,426	3.25%	(3)	$42			$1,430,098

Total Joint Venture Debt/Wtd Avg		$6,595,815	$2,775,302	3.52%	(3)	$450			$2,764,101
	Deferred financing costs	(97,083)	(32,045)
Total Joint Venture Debt/Wtd Avg, net		$6,498,732	$2,743,257	3.52%

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) Amount is comprised of $34.3 million, $139.0 million, and $174.4 million in fixed-rate mortgages that mature in November 2017, August 2019, and June 2024, respectively.
(3) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

Covenants					Composition of Debt
SL GREEN REALTY CORP.

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$5,249,091
Total Debt / Total Assets	39.0%	Less than 60%					SLG Share of JV		1,340,876
Fixed Charge Coverage	2.74x	Greater than 1.5x					Total Fixed Rate Debt		$6,589,967	71.9%

						Floating Rate Debt
							Consolidated		$1,140,163
Unsecured Notes Covenants							SLG Share of JV		1,434,426
	Actual	Required							2,574,589
Total Debt / Total Assets	29.5%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,343,406)
Secured Debt / Total Assets	19.3%	Less than 40%				Total Floating Rate Debt			$1,231,183	13.4%
Debt Service Coverage	6.08x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	768.8%	Greater than 150%					Total Debt		$9,164,556

Supplemental Information	24	First Quarter 2017

DEBT SUMMARY SCHEDULE Reckson Operating Partnership Unaudited (Dollars in Thousands)

			Principal		2017	Initial		Principal	As-Of
	Ownership		Outstanding		Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)		3/31/2017	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Secured fixed rate debt
919 Third Avenue	51.0		$500,000	5.12%	$—	Jun-23		$500,000	—	Feb-23
315 West 33rd Street	100.0		250,000	4.24%	—	Feb-27		250,000	—	Open
			$750,000	4.82%	$—			$750,000
Unsecured fixed rate debt
Unsecured notes			$249,898	5.00%	$—	Aug-18		$250,000	—	Jun-18
Term loan (swapped)			500,000	2.34%	—	Jun-19	(2)	500,000	—	Open
Term loan (swapped)			300,000	2.54%	—	Jun-19	(3)	300,000	—	Open
Unsecured notes			250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes			200,000	4.50%	—	Dec-22		200,000	—	Open
Unsecured notes			100,000	4.27%	—	Dec-25		100,000	—	Open
			$1,599,898	4.03%	$—			$1,600,000

	Total Fixed Rate Debt/Wtd Avg		$2,349,898	4.28%	$—			$2,350,000
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (LIBOR + 312 bps)			$184,642	4.10%	$—	Jul-18		$184,642	Jul-19	Open
			$184,642	4.10%	$—			$184,642
Unsecured floating rate debt
Term loan (LIBOR + 140 bps)			$383,000	2.38%	$—	Jun-19		$383,000	—	Open
			$383,000	2.38%	$—			$383,000

	Total Floating Rate Debt/Wtd Avg		$567,642	2.94%	$—			$567,642

	Total Debt/Wtd Avg - Consolidated		$2,917,540	4.02%	$—			$2,917,642

(1) Coupon for floating rate debt determined using the effective LIBOR rate at the end of the quarter. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.
(2) The interest rate swaps mature in December 2017.
(3) The interest rate swaps mature in July 2023.

Covenants
RECKSON OPERATING PARTNERSHIP, L.P.

Revolving Credit Facility Covenants
		Actual	Required
Total Debt / Total Assets		33.7%	Less than 60%
Fixed Charge Coverage		5.54x	Greater than 1.5x
Secured Debt / Total Assets		7.5%	Less than 40%
Unsecured Debt / Unencumbered Assets		39.4%	Less than 60%

Unsecured Notes Covenants
		Actual	Required
Total Debt / Total Assets		29.5%	Less than 60%
Secured Debt / Total Assets		19.3%	Less than 40%
Debt Service Coverage		6.08x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt		768.8%	Greater than 150%

Supplemental Information	25	First Quarter 2017

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

					Deferred Land
	2017 Scheduled	2018 Scheduled	2019 Scheduled	2020 Scheduled	Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Obligations (1)	Maturity

Consolidated Ground Lease Arrangements

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613	$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100	2,100	667	2027	(3)
711 Third Avenue	5,500	5,500	5,500	5,500	1,151	2033	(4)
1185 Avenue of the Americas	6,909	6,909	6,909	6,909	—	2043
420 Lexington Avenue	10,899	10,899	10,899	11,174	—	2050	(5)
1055 Washington Blvd, Stamford	615	615	615	615	—	2090
1080 Amsterdam Avenue	209	209	226	314	—	2111
30 East 40th Street	204	204	204	212	929	2114
Total	$31,049	$31,049	$31,066	$31,437	$2,747

Capitalized Leases
1080 Amsterdam Avenue	$291	$291	$315	$436	$21,639	2111
30 East 40th Street	2,096	2,096	2,096	2,183	20,665	2114
Total	$2,387	$2,387	$2,411	$2,619	$42,304

Unconsolidated Joint Venture Ground Lease Arrangement (SLG Share)

Operating Leases
650 Fifth Avenue (Floors bsmt-3)	$1,167	$1,183	$1,284	$1,284	$2,285	2062
650 Fifth Avenue (Floors 4-6)	—	18	1,645	1,645	534	2033
333 East 22nd Street	108	135	217	217	318	2115
Total	$1,275	$1,336	$3,146	$3,146	$3,137

Capitalized Leases
650 Fifth Avenue (Floors 1-3)	$6,086	$6,169	$6,695	$6,695	$93,401	2062

(1) Per the balance sheet at March 31, 2017.
(2) Subject to renewal at the Company's option through 2054.
(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) Subject to two 15-year renewals at the Company's option through 2080.

Supplemental Information	26	First Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Current
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	Yield (3)

3/31/2016	$1,378,616		$1,652,321	10.35%	10.39%

Debt originations/accretion(4)	125,993
Preferred Equity originations/accretion(4)	255
Redemptions/Sales/Syndications/Amortization	(147,683)
6/30/2016	$1,357,181		$1,373,151	9.50%	9.40%

Debt originations/accretion(4)	330,576
Preferred Equity originations/accretion(4)	4,809
Redemptions/Sales/Syndications/Amortization	(239,332)
9/30/2016	$1,453,234		$1,383,096	9.37%	9.23%

Debt originations/accretion(4)	424,414
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(237,266)
12/31/2016	$1,640,412		$1,511,273	9.30%	9.31%

Debt originations/accretion(4)	403,888
Preferred Equity originations/accretion(4)	30
Redemptions/Sales/Syndications/Amortization	(416,494)
3/31/2017	$1,627,836	(5)	$1,647,359	9.35%	9.39%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.
(4) Accretion includes amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $339.9 million with a weighted average current yield of 7.93% that are included in other balance sheet line items.

Supplemental Information	27	First Quarter 2017

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Current
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	Yield (2)

Senior Mortgage Debt	$362,011	$26,670	$388,681		$—	$444	7.04%	7.09%

Junior Mortgage Participation	74,288	—	74,288		285,649	$3,085	9.87%	9.63%

Mezzanine Debt	779,287	337,676	1,116,963		5,172,008	$1,594	10.15%	10.21%

Preferred Equity	47,904	—	47,904		132,065	$426	8.28%	8.36%

Balance as of 3/31/17	$1,263,490	$364,346	$1,627,836	(3)	$5,589,722	$1,353	9.35%	9.39%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $339.9 million with a weighted average current yield of 7.93% that are included in other balance sheet line items.

	Debt and Preferred Equity Maturity Profile (1)
	2017	2018	2019	2020	2021 & Thereafter
Floating Rate	169,926	519,457	458,787	99,707	15,614
Fixed Rate	66,197	—	26,324	197,704	74,120
Total	236,123	519,457	485,111	297,411	89,734

(1) The weighted average maturity of the outstanding balance is 2.08 years. Approximately 74.5% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average maturity of the fully extended outstanding balance is 3.42 years.

Supplemental Information	28	First Quarter 2017

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value(1)	Property		Senior		Current
Investment Type	3/31/2017	Type	Location	Financing	Last $ PSF(2)	Yield(3)

Mezzanine Loan	$197,358	Office	Manhattan	$1,160,000	$1,183	9.37%

Mortgage and Mezzanine Loans	171,352	Commercial/Multi-Family Rental Land	Manhattan	—	$331	8.79%

Mortgage and Mezzanine Loans	119,422	Retail/Multi-Family Rental	Manhattan	—	$808	8.96%

Mezzanine Loan	74,543	Multi-Family Rental	Manhattan	335,000	$751	8.18%

Mezzanine Loan	68,136	Office	Manhattan	210,770	$526	9.92%

Mortgage and Jr. Mortgage Participation Loans	66,483	Office/Retail	Brooklyn	185,649	$348	9.32%

Mezzanine Loan	66,197	Office	Manhattan	502,100	$529	8.35%

Mezzanine Loan	65,993	Multi-Family Rental	Manhattan	502,066	$797	9.73%

Mezzanine Loan	64,870	Office	Manhattan	265,704	$58	11.72%

Mezzanine Loan	57,496	Office	Manhattan	169,152	$571	9.41%

Total	$951,850			$3,330,441		9.27%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

Supplemental Information	29	First Quarter 2017

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	3.8	99.4	99.5	99.5	99.5	99.0	$41,800	4.2	3.2	18
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	91.0	92.0	99.9	91.8	97.8	9,910	1.0	0.8	23
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.2	98.4	99.9	99.9	98.7	98.7	40,364	4.0	3.1	25
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.1	76.0	75.8	79.5	88.1	90.8	42,937	4.3	3.3	29
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	100.0	100.0	100.0	99.1	83.8	15,185	1.5	1.2	12
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.3	96.8	97.0	98.6	98.1	97.1	79,194	7.9	6.0	204
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.7	99.9	99.9	99.9	99.9	99.9	18,460	1.8	1.4	10
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.4	75.7	96.8	96.6	98.1	98.1	48,790	4.9	3.7	25
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.4	99.9	99.9	99.9	99.9	99.7	40,621	4.1	3.1	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	0.6	72.8	76.6	76.6	76.1	76.1	14,858	1.5	1.1	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.1	98.8	98.8	98.8	98.2	97.2	59,300	5.9	4.5	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	8,969	0.9	0.7	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	13,827	1.4	1.0	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	1	524,000	2.3	92.2	92.2	88.7	68.3	66.4	32,441	3.2	2.5	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	2.9	98.8	99.0	97.5	97.5	96.0	47,809	4.8	3.6	33
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.5	93.6	93.6	94.1	94.1	92.4	45,383	4.5	3.4	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.3	100.0	100.0	100.0	100.0	100.0	97,876		3.8	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	3.9	99.0	99.0	94.3	99.0	99.0	91,521	9.2	6.9	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.1	90.2	87.9	98.8	98.5	99.6	40,653	4.1	3.1	34
1515 Broadway	100.0	Times Square	Fee Interest	1	1,750,000	6.4	97.3	97.3	97.3	98.4	98.4	117,395	11.7	8.9	11
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.3	100.0	100.0	100.0	100.0	100.0	74,212	7.4	5.6	2
Added to Same Store in 2017
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.2	94.5	96.3	99.2	99.2	4,485		0.2	57
110 Greene Street	90.0	Soho	Fee Interest	1	223,600	0.8	70.3	69.3	74.7	77.3	80.3	10,262		0.7	55
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	303,515	1.1	86.6	85.1	90.2	92.5	95.3	20,611	2.1	1.6	31

Subtotal / Weighted Average				24	16,054,606	58.7%	94.1%	95.4%	95.9%	96.2%	96.1%	$1,016,861	90.5%	73.2%	714

Total / Weighted Average Consolidated Properties				24	16,054,606	58.7%	94.1%	95.4%	95.9%	96.2%	96.1%	$1,016,861	90.5%	73.2%	714

UNCONSOLIDATED PROPERTIES
"Same Store"
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	530,981	1.9	90.6	96.8	96.2	96.4	95.5	$45,178		1.7	31
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.0	92.5	92.3	96.4	97.7	96.6	61,946		2.3	38
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	460,000	1.7	93.6	89.2	89.2	86.8	87.3	29,966		1.1	43
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	1.9	98.2	97.8	97.1	96.2	95.6	35,645		1.6	42
1745 Broadway	56.9	Midtown	Fee Interest	1	674,000	2.5	100.0	100.0	100.0	100.0	100.0	43,432		1.9	1
Added to Same Store in 2017
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.5	87.4	82.3	82.3	81.7	81.0	110,984		4.2	32

Subtotal / Weighted Average				6	4,244,139	15.5%	92.8%	91.6%	92.2%	91.9%	91.4%	$327,151		12.9%	187

"Non Same Store"
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.5	98.0	98.0	98.0	98.0	98.0	$134,379		6.1	10

Subtotal / Weighted Average				1	2,314,000	8.5%	98.0%	98.0%	98.0%	98.0%	98.0%	$134,379		6.1%	10

Total / Weighted Average Unconsolidated Properties				7	6,558,139	24.0%	94.7%	93.8%	94.3%	94.1%	93.7%	$461,530		19.0%	197

Manhattan Operating Properties Grand Total / Weighted Average				31	22,612,745	82.6%	94.3%	94.9%	95.4%	95.6%	95.4%	$1,478,391			911
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,216,668		92.2%
Manhattan Operating Properties Same Store Occupancy %					20,298,745	89.8%	93.9%	94.6%	95.1%	95.3%	95.1%
Manhattan Operating Properties Same Store Leased Occupancy %							95.7%	96.2%	96.4%	96.4%	96.5%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	30	First Quarter 2017

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	74.8	74.8	74.8	74.8	74.8	$1,892	0.2	0.1	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	61.3	61.3	59.2	59.2	59.2	1,500	0.2	0.1	4
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	58.4	52.2	52.2	52.2	52.2	1,070	0.1	0.1	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	68.8	85.8	85.8	85.8	85.8	1,633	0.2	0.1	9
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	96.6	91.3	91.3	88.8	87.7	1,956	0.2	0.1	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	1	90,000	0.3	56.7	56.7	56.7	56.7	56.7	1,577	0.2	0.1	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	1	180,000	0.7	96.1	96.1	96.1	94.4	98.3	4,368	0.4	0.3	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	1	178,000	0.7	60.3	49.5	49.5	49.5	78.7	2,148	0.2	0.2	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	0.9	66.0	66.0	52.2	52.2	52.2	4,324	0.4	0.3	11
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	95.8	95.8	95.8	94.5	94.5	5,889	0.6	0.4	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.8	97.8	97.8	97.8	97.8	97.8	5,552	0.6	0.4	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.4	98.4	98.4	98.4	97.8	98.4	14,683	1.5	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				12	2,005,000	8.3%	82.6%	81.9%	80.0%	79.5%	82.5%	$46,593	4.7%	3.5%	103

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.1	86.0	88.7	88.8	88.2	92.5	$8,869	0.9	0.7	64
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	80.1	75.2	68.4	73.9	73.9	843	0.1	0.1	8
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	76.9	81.8	76.4	76.4	73.0	3,433	0.3	0.3	20
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	92.4	92.4	92.4	92.4	92.4	3,228	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	98.3	99.0	99.0	99.0	99.0	1,029	0.1	0.1	9
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.6	93.7	93.7	93.7	93.7	91.9	4,127	0.4	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	747	0.1	0.1	2
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	133,000	0.5	87.0	87.0	87.0	87.6	87.0	5,266		0.2	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	1	192,000	0.7	91.2	95.0	96.4	96.4	97.9	6,440		0.2	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	66.5	66.5	76.9	79.6	75.6	4,584	0.5	0.3	19
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.5	88.1	91.3	88.2	79.3	76.9	4,193	0.4	0.3	25
"Same Store" Connecticut Subtotal/Weighted Average				11	1,513,200	4.5%	85.8%	87.5%	87.9%	87.5%	87.3%	$42,759	3.1%	2.8%	186

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	1	278,000	1.0	73.3	73.3	73.3	66.2	66.2	$4,734	0.5	0.4	7
"Same Store" New Jersey Subtotal/Weighted Average				1	278,000	1.0%	73.3%	73.3%	73.3%	66.2%	66.2%	$4,734	0.5%	0.4%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	1	317,600	1.2	94.9	95.2	95.9	97.3	96.4	$13,003	1.3	1.0	65
"Same Store" Brooklyn, New York Subtotal/Weighted Average				1	317,600	1.2%	94.9%	95.2%	95.9%	97.3%	96.4%	$13,003	1.3%	1.0%	65

Total / Weighted Average Consolidated Properties				25	4,113,800	15.0%	84.1%	84.4%	83.7%	82.9%	84.3%	$107,090	9.5%	7.7%	361

UNCONSOLIDATED PROPERTIES
"Non Same Store"
Jericho Plaza	11.7	Jericho, New York	Fee Interest	2	640,000	2.3	71.0	71.0	71.0	71.0	71.0	$15,927		0.1%	34
"Non Same Store" Subtotal/Weighted Average				2	640,000	2.3%	71.0%	71.0%	71.0%	71.0%	71.0%	$15,927		0.1%	34

Total / Weighted Average Unconsolidated Properties				2	640,000	2.3%	71.0%	71.0%	71.0%	71.0%	71.0%	$15,927		0.1%	34

Suburban Operating Properties Grand Total / Weighted Average				27	4,753,800	17.4%	82.3%	82.6%	82.0%	81.3%	82.5%	$123,016			395
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$103,212		7.8%
Suburban Operating Properties Same Store Occupancy %					4,113,800	86.5%	84.1%	84.4%	83.7%	82.9%	84.3%
Suburban Operating Properties Same Store Leased Occupancy %							85.2%	85.1%	85.4%	83.9%	84.9%

Supplemental Information	31	First Quarter 2017

SELECTED PROPERTY DATA Retail and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.3	100.0	100.0	100.0	100.0	100.0	$2,707	1.1	1
19-21 East 65th Street (1)	90.0	Plaza District	Fee Interest	2	23,610	3.2	26.6	26.6	77.5	77.5	77.5	467	0.6	9
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	1.8	100.0	100.0	100.0	100.0	100.0	3,740	1.7	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.0	100.0	100.0	100.0	100.0	100.0	1,456	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	36.7	100.0	100.0	100.0	100.0	100.0	16,213	22.8	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	16.3	81.1	81.1	81.1	81.1	85.0	43,631	6.7	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	8.8	100.0	100.0	100.0	90.1	83.1	24,129	17.0	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	2.9	100.0	100.0	100.0	100.0	100.0	13,839	19.5	1
762 Madison Avenue (1)	90.0	Plaza District	Fee Interest	1	6,109	0.8	100.0	100.0	100.0	100.0	100.0	1,821	2.3	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.1	100.0	100.0	100.0	100.0	100.0	1,791	2.5	3
Added to Same Store in 2017
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	9.3	90.7	93.9	93.9	93.9	93.9	12,169	3.4	8
Subtotal/Weighted Average				13	663,227	90.2%	93.0%	93.4%	95.2%	94.2%	94.2%	$121,962	78.7%	55

"Non Same Store" Retail
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	1.3	—	54.3	54.3	54.3	—	—	—	0
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.7	100.0	100.0	100.0	100.0	100.0	2,800	3.9	1
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	7.8	67.5	67.5	67.5	67.5	67.5	24,685	17.4	2
Subtotal/Weighted Average				4	72,136	9.8%	61.3%	68.2%	68.2%	68.2%	61.3%	$27,485	21.3%	3

Total / Weighted Average Retail Properties				17	735,363	100.0%	89.9%	90.9%	92.5%	91.6%	88.8%	$149,447	100.0%	58

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (2)	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Rent Per Unit ($'s)	Cash Rent ($'s)

"Same Store" Residential
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest		222,855	333	94.0	93.1	94.0	92.8	95.2	$4,159	$15,573
400 East 57th Street (1)	41.0	Upper East Side	Fee Interest	1	290,482	259	89.2	88.9	91.6	93.5	92.7	3,407	10,407
400 East 58th Street (1)	90.0	Upper East Side	Fee Interest	1	140,000	126	92.9	91.3	91.3	92.9	92.8	3,375	5,248
1080 Amsterdam (1)	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	96.9	88.5	91.7	96.9	3,882	4,755
Added to Same Store in 2017
Stonehenge Portfolio	Various		Fee Interest	10	1,439,016	1,536	93.2	91.0	92.6	94.8	94.7	3,518	70,689
Subtotal/Weighted Average				13	2,174,603	2,351	93.2%	91.3%	92.4%	94.1%	94.5%	$3,606	$106,671

"Non Same Store" Residential
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	27,000	28	39.3	39.3	42.9	42.9	42.9	$1,256	$628
605 West 42nd Street	20.0	Midtown West	Fee Interest	1	927,358	1,175	76.3	65.1	55.0	—	N/A	3,920	42,190
Subtotal/Weighted Average				2	954,358	1,203	75.5%	64.5%	54.7%	1.0%	42.9%	$3,887	$42,818

Total / Weighted Average Residential Properties				15	3,128,961	3,554	87.2%	82.2%	79.7%	62.6%	93.9%	$3,689	$149,490

(1) Stonehenge Portfolio Property.
(2) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	32	First Quarter 2017

SELECTED PROPERTY DATA Development / Redevelopment, Land and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total	Gross R/E
	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants	Book Value

Development / Redevelopment
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	39.0	66.1	58.3	48.1	46.1	45.9	22,105	62.5	31	357,194
5-7 Dey Street, 183 & 187 Broadway	100.0	Lower Manhattan	Fee Interest	3	82,700	9.0	41.4	49.9	54.1	61.1	69.7	1,691	8.7	16	95,201
562 Fifth Avenue	100.0	Plaza District	Fee Interest	1	42,635	5.0	100.0	100.0	100.0	100.0	100.0	2,100	10.8	1	68,752
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	8.0	—	2.9	4.9	4.9	4.9	—	—	—	330,279
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.0	—	—	—	—	—	—	—	—	70,662
175-225 Third Street	95.0	Brooklyn, New York	Fee Interest	1	—	—	—	—	—	—	—	—	—	—	79,465
55 West 46th Street	25.0	Midtown	Fee Interest	1	347,000	38.0	50.1	50.1	17.1	17.1	8.1	13,700	17.6	5	321,509
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	—	100.0	100.0	100.0	100.0	100.0	85	0.4	1	6,783
Total / Weighted Average Development / Redevelopment Properties				10	906,889	100.0%	49.8%	51.5%	35.4%	35.3%	32.6%	$39,681	100.0%	54	$1,329,845

Land
635 Madison Avenue (1)	100.0	Plaza District	Fee Interest	1	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total / Weighted Average Land				1	176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

(1) Subject to a long-term, third party net operating lease.

Construction in Progress

									Future Equity				Fees Payable
					Land Contributed		Equity Contributed		Contributions		Financing		to the Company	Total
Building	Gross	Ownership	Estimated	Percentage		Market							and JV	Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Contingencies (1)	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	12.7	331,490	235,946	236,947	30,203	340,617	494,797	100,000	1,400,000	140,000	3,310,000

Total Construction In Progress					$331,490	$235,946	$236,947	$30,203	$340,617	$494,797	$100,000	$1,400,000	$140,000	$3,310,000

(1) Includes joint venture fees paid to the Company, including development fee, direct personnel expense, leasing commissions and financing fee. Also includes up to $50.0 million of additional discretionary owner contingencies

Supplemental Information	33	First Quarter 2017

SELECTED PROPERTY DATA Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
19-21 East 65th Street	90.0	Plaza District	Fee Interest	2	23,610	1.2	26.6	26.6	77.5	77.5	77.5	467	0.2	0.2	9
102 Greene Street	100.0	Soho	Fee Interest	1	9,200	0.5	—	54.3	54.3	54.3	—	—	0.0	0.0	0
115 Spring Street	100.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	2,800	0.9	1.4	1
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	217,519	11.1	100.0	100.0	100.0	100.0	100.0	12,762	4.3	6.6	9
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.5	—	—	—	—	—	—	—	—	—
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.1	100.0	100.0	100.0	100.0	100.0	13,839	4.6	7.1	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,821	0.6	0.8	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.7	100.0	100.0	100.0	100.0	100.0	1,791	0.6	0.9	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	100.0	100.0	100.0	100.0	100.0	85	—	—	1

Subtotal / Weighted Average				10	345,820	17.7%	89.4%	90.9%	94.3%	94.3%	92.9%	$33,565	11.2%	17.1%	29

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	0.9	100.0	100.0	100.0	100.0	100.0	$2,707	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,740	1.3	0.6	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,456	0.5	0.4	2
131-137 Spring Street	20.0	Soho	Fee Interest	2	68,342	3.5	90.7	93.9	93.9	93.9	93.9	12,169	4.1	1.2	8
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.5	—	2.9	4.9	4.9	4.9	—	0.0	0.0	0
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.1	81.1	81.1	81.1	81.1	85.0	43,631	14.6	2.4	5
724 Fifth Avenue	50.0	Plaza District	Fee Interest	1	65,010	3.3	100.0	100.0	100.0	90.1	83.1	24,129	8.1	6.2	10
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	2.9	67.5	67.5	67.5	67.5	67.5	24,685	8.3	6.3	2

Subtotal / Weighted Average				10	417,184	21.3%	72.0%	73.0%	73.3%	71.8%	71.8%	$112,516	37.7%	17.6%	29

Total / Weighted Average Prime Retail				20	763,004	39.0%	79.9%	81.1%	82.9%	82.0%	81.4%	$146,081	48.9%	34.8%	58

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	59,138	3.0	100.0	100.0	100.0	100.0	100.0	$2,861	1.0	1.5	6
110 Greene Street	90.0	Soho	Fee Interest	1	16,121	0.8	100.0	100.0	100.0	100.0	100.0	3,036	1.0	1.4	5
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.6	100.0	100.0	100.0	100.0	100.0	4,703	1.6	2.4	6
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	1.8	68.4	59.0	59.0	77.6	84.3	2,207	0.7	1.1	4
Upper East Side Residential	95.1	Upper East Side	Fee Interest	1	4,150	0.2	88.0	88.0	88.0	88.0	88.0	462	0.2	0.2	4
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.3	100.0	100.0	100.0	87.0	87.0	3,356	1.1	1.7	6
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	13,772	0.7	34.1	34.1	49.2	49.2	55.4	1,045	0.4	0.2	7
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	550	0.2	0.3	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	49,375	2.5	89.1	86.0	96.8	100.0	100.0	3,604	1.2	1.9	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.8	100.0	100.0	100.0	100.0	100.0	2,205	0.7	1.1	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	45,394	2.3	56.5	65.5	62.1	62.1	62.1	3,616	1.2	1.9	4
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.1	100.0	100.0	100.0	100.0	100.0	1,876	0.6	1.0	2
600 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	4,264	0.2	100.0	100.0	100.0	100.0	100.0	839	0.3	0.4	2
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	46,019	2.4	100.0	100.0	100.0	100.0	100.0	9,489	3.2	4.9	1
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	3.8	100.0	100.0	100.0	97.8	90.6	22,271	7.5	11.4	19
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.2	100.0	100.0	100.0	100.0	100.0	3,118	1.0	1.6	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.5	100.0	100.0	100.0	100.0	100.0	3,388	1.1	1.7	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.3	100.0	100.0	100.0	100.0	100.0	2,892	1.0	1.5	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.3	100.0	100.0	100.0	100.0	100.0	2,648	0.9	1.4	7
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	13,470	0.7	100.0	100.0	100.0	100.0	100.0	3,802	1.3	2.0	4
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004	1.6	100.0	100.0	100.0	100.0	100.0	3,546	1.2	0.9	5
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	284	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	1.9	100.0	100.0	100.0	100.0	100.0	6,437	2.2	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	0.9	100.0	100.0	65.7	100.0	100.0	2,767	0.9	1.4	6
1515 Broadway	100.0	Times Square	Fee Interest	1	185,333	9.5	89.5	89.5	89.5	100.0	100.0	18,463	6.2	9.5	6

Subtotal / Weighted Average				25	874,695	44.7%	92.5%	92.4%	92.4%	95.7%	95.5%	$109,467	36.7%	54.8%	118

Supplemental Information	34	First Quarter 2017

SELECTED PROPERTY DATA - CONTINUED Retail Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Useable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
3 Columbus Circle	48.9	Columbus Circle	Fee Interest	1	75,165	3.8	100.0	100.0	100.0	100.0	100.0	$20,251	6.8	5.1	—
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340	2.0	100.0	100.0	100.0	100.0	100.0	3,366	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800	2.0	97.7	97.7	97.7	97.7	97.7	3,533	1.2	1.1	5
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.2	100.0	100.0	100.0	100.0	100.0	464	0.2	0.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191	0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022	2.0	100.0	100.0	100.0	100.0	100.0	3,430	1.1	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896	1.4	12.5	12.5	12.5	12.5	12.5	837	0.3	0.2	2
521 Fifth Avenue	50.5	Grand Central	Fee Interest	1	53,157	2.7	100.0	100.0	100.0	100.0	100.0	5,328	1.8	1.4	3
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900	0.5	100.0	100.0	100.0	100.0	100.0	1,924	0.6	0.6	2
Stonehenge Portfolio	Various		Fee Interest	4	28,941	1.5	100.0	100.0	100.0	100.0	93.2	3,541	1.2	0.1	12

Subtotal / Weighted Average				13	318,873	16.3%	92.1%	92.1%	92.1%	92.1%	91.5%	$42,885	14.4%	10.4%	42

Total / Weighted Average Other Retail				38	1,193,568	61.0%	92.4%	92.3%	92.3%	94.1%	94.4%	$152,351	51.1%	65.2%	160

Retail Grand Total / Weighted Average				58	1,956,572	100.0%	87.5%	88.0%	88.6%	89.8%	89.3%	$298,432	100.0%		218
Retail Grand Total - SLG share of Annualized Rent												$194,720		100.0%

Supplemental Information	35	First Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Consolidated Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized Cash Rent ($'s)	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16		100%	SLG%	Tenants
Manhattan Operating Properties - Reckson Portfolio
"Same Store"
110 East 42nd Street	100.0	Grand Central	Fee Interest	215,400	1.8	91.0	92.0	99.9	91.8	97.8	$9,910	1.8	1.6	23
125 Park Avenue	100.0	Grand Central	Fee Interest	604,245	5.2	98.4	99.9	99.9	98.7	98.7	40,364	7.3	6.5	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	215,000	1.8	100.0	100.0	100.0	99.1	83.8	15,185	2.7	2.5	12
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	200,000	1.7	99.9	99.9	99.9	99.9	99.9	18,460	3.3	3.0	10
555 West 57th Street	100.0	Midtown West	Fee Interest	941,000	8.0	99.9	99.9	99.9	99.9	99.7	40,621	7.4	6.6	9
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	160,000	1.4	72.8	76.6	76.6	76.1	76.1	14,858	2.7	2.4	13
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	563,000	4.8	98.8	98.8	98.8	98.2	97.2	59,300	10.7	9.6	24
635 Sixth Avenue	100.0	Midtown South	Fee Interest	104,000	0.9	100.0	100.0	100.0	100.0	100.0	8,969	1.6	1.5	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	163,000	1.4	100.0	100.0	100.0	100.0	100.0	13,827	2.5	2.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest	524,000	4.5	92.2	92.2	88.7	68.3	66.4	32,441	5.9	5.3	19
750 Third Avenue	100.0	Grand Central North	Fee Interest	780,000	6.7	98.8	99.0	97.5	97.5	96.0	47,809	8.7	7.7	33
810 Seventh Avenue	100.0	Times Square	Fee Interest	692,000	5.9	93.6	93.6	94.1	94.1	92.4	45,383	8.2	7.3	47
919 Third Avenue	51.0	Grand Central North	Fee Interest	1,454,000	12.4	100.0	100.0	100.0	100.0	100.0	97,876		8.1	9
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1,062,000	9.1	99.0	99.0	94.3	99.0	99.0	91,521	16.6	14.8	16
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	562,000	4.8	90.2	87.9	98.8	98.5	99.6	40,653	7.4	6.6	34
Added to Same Store in 2017
110 Greene Street	90.0	Soho	Fee Interest	223,600	1.9	70.3	69.3	74.7	77.3	80.3	10,262		1.5	55
Subtotal / Weighted Average				8,239,645	72.2%	96.4%	96.4%	96.6%	95.6%	95.0%	$587,438	86.8%	87.2%	337

Total / Weighted Average Manhattan Consolidated Properties				8,463,245	72.2%	96.4%	96.4%	96.6%	95.6%	95.0%	$587,438	86.8%		337
Total Manhattan Consolidated Properties - SLG share of Annualized Rent											$538,453		87.2%

Suburban Operating Properties
"Same Store" Westchester, New York
1100 King Street - 1 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	74.8	74.8	74.8	74.8	74.8	$1,892	0.3	0.3	2
1100 King Street - 2 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	61.3	61.3	59.2	59.2	59.2	1,500	0.3	0.2	4
1100 King Street - 3 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	58.4	52.2	52.2	52.2	52.2	1,070	0.2	0.2	3
1100 King Street - 4 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	68.8	85.8	85.8	85.8	85.8	1,633	0.3	0.3	9
1100 King Street - 5 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	96.6	91.3	91.3	88.8	87.7	1,956	0.4	0.3	11
1100 King Street - 6 Int'l Drive	100.0	Rye Brook, New York	Fee Interest	90,000	0.8	56.7	56.7	56.7	56.7	56.7	1,577	0.3	0.3	3
520 White Plains Road	100.0	Tarrytown, New York	Fee Interest	180,000	1.5	96.1	96.1	96.1	94.4	98.3	4,368	0.8	0.7	13
115-117 Stevens Avenue	100.0	Valhalla, New York	Fee Interest	178,000	1.5	60.3	49.5	49.5	49.5	78.7	2,148	0.4	0.3	10
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	250,000	2.1	66.0	66.0	52.2	52.2	52.2	4,324	0.8	0.7	11
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	245,000	2.1	95.8	95.8	95.8	94.5	94.5	5,889	1.1	1.0	9
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	228,000	1.9	97.8	97.8	97.8	97.8	97.8	5,552	1.0	0.9	7
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	384,000	3.3	98.4	98.4	98.4	97.8	98.4	14,683	2.7	2.4	21
Westchester, New York Subtotal / Weighted Average				2,005,000	17.1%	82.6%	81.9%	80.0%	79.5%	82.5%	$46,593	8.4%	7.5%	103

"Same Store" Connecticut
680 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	133,000	1.1	87.0	87.0	87.0	87.6	87.0	$5,266		0.4	9
750 Washington Boulevard	51.0	Stamford, Connecticut	Fee Interest	192,000	1.6	91.2	95.0	96.4	96.4	97.9	6,440		0.5	9
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	182,000	1.6	66.5	66.5	76.9	79.6	75.6	4,584	0.8	0.7	19
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	143,400	1.2	88.1	91.3	88.2	79.3	76.9	4,193	0.8	0.7	25
Connecticut Subtotal/Weighted Average				650,400	5.6%	82.7%	84.6%	87.2%	86.1%	84.8%	$20,482	1.6%	2.4%	62

"Same Store" New Jersey
125 Chubb Way	100.0	Lyndhurst, New Jersey	Fee Interest	278,000	2.4	73.3	73.3	73.3	66.2	66.2	$4,734	0.9	0.8	7
New Jersey Subtotal / Weighted Average				278,000	2.4%	73.3%	73.3%	73.3%	66.2%	66.2%	$4,734	0.9%	0.8%	7

"Same Store" Brooklyn, New York
16 Court Street	100.0	Brooklyn, New York	Fee Interest	317,600	2.7	94.9	95.2	95.9	97.3	96.4	$13,003	2.4	2.1	65
Brooklyn, New York Subtotal / Weighted Average				317,600	2.7%	94.9%	95.2%	95.9%	97.3%	96.4%	$13,003	2.4%	2.1%	65

Total / Weighted Average Suburban Consolidated Properties				3,251,000	27.8%	83.0%	83.0%	82.5%	81.4%	82.9%	$84,813	13.2%		237
Total Suburban Consolidated Properties - SLG share of Annualized Rent											$79,077		12.8%

Reckson Operating Properties Grand Total / Weighted Average				11,714,245	100.0%	92.7%	92.7%	92.7%	91.7%	91.7%	$672,252	100.0%		574
Reckson Operating Properties Grand Total - SLG Share of Annualized Rent											$617,530		100.0%
Reckson Operating Properties Same Store Occupancy %				11,714,245	100.0%	92.7%	92.7%	92.7%	91.7%	91.7%
(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	36	First Quarter 2017

SELECTED PROPERTY DATA Reckson Operating Portfolio - Retail, Land, and Residential Properties Unaudited (Dollars in Thousands)

	Ownership			Useable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

Retail
102 Greene Street	100.0	Soho	Fee Interest	9,200	2.0	—	54.3	54.3	54.3	—	—	—	—
115 Spring Street	100.0	Soho	Fee Interest	5,218	1.0	100.0	100.0	100.0	100.0	100.0	2,800	7.6	1
131-137 Spring Street	20.0	Soho	Fee Interest	68,342	16.0	90.7	93.9	93.9	93.9	93.9	12,169	6.6	8
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	270,132	63.0	100.0	100.0	100.0	100.0	100.0	16,213	43.7	10
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	21,124	5.0	100.0	100.0	100.0	100.0	100.0	13,839	37.3	1
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	52,000	12.0	100.0	100.0	100.0	100.0	100.0	1,791	4.8	3
Total Retail Properties				426,016	100.0%	96.3%	98.0%	98.0%	98.0%	96.9%	$46,812	100.0%	23

Land
635 Madison Avenue	100.0	Plaza District	Fee Interest	176,530	100.0	100.0	100.0	100.0	100.0	100.0	$3,678	100.0
Total Land Properties				176,530	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	$3,678	100.0%

Residential Properties
	Ownership			Useable		Occupancy (%)					Annualized	Average Monthly	Total
Properties	Interest (%)	SubMarket	Ownership	Sq. Feet	Total Units	Mar-17	Dec-16	Sep-16	Jun-16	Mar-16	Cash Rent ($'s)	Rent Per Unit ($'s) (1)	Tenants
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	222,855	333	94.0	93.1	94.0	92.8	95.2	$15,573	$4,159	313
Total Residential Properties				222,855	333	94.0%	93.1%	94.0%	92.8%	95.2%	$15,573	$4,159	313

(1) Calculated based on occupied units

Supplemental Information	37	First Quarter 2017

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties Unaudited (Dollars in Thousands Except Per SF)

								% of
						% of	SLG Share of	SLG Share of
		Lease	Total Rentable	Annualized	Rent PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)	Annualized	Cash Rent	Cash Rent ($)	Cash Rent	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue, 11 Madison Avenue & 1055 Washington Blvd	2017, 2019, 2020 & 2037	2,401,307	$131,589	$54.80 (2)	8.2%	$107,507	8.1%	A
Viacom International, Inc.	1515 Broadway	2031	1,472,729	88,986	$60.42	5.6%	88,986	6.7%	BBB-
Penguin Random House, Inc.	1745 Broadway	2020 & 2033	644,598	43,432	$67.38	2.7%	24,700	1.9%	BBB+
Sony Corporation	11 Madison Avenue	2031	578,791	42,817	$73.98	2.7%	25,690	1.9%	BBB
Debevoise & Plimpton, LLP	919 Third Avenue	2021	576,867	46,580	$80.75	2.9%	23,756	1.8%
The City of New York	16 Court Street, 100 Church Street & 420 Lexington Avenue	2017, 2020, 2030 & 2034	555,008	19,743	$35.57	1.2%	19,743	1.5%	Aa2
Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	2017, 2032 & 2048	391,593	17,731	$45.28	1.1%	17,731	1.3%	BBB+
Ralph Lauren Corporation	625 Madison Avenue	2019	386,785	28,853	$74.60	1.8%	28,853	2.2%	A
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	17,772	$52.39	1.1%	17,772	1.3%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	338,527	15,002	$44.32	0.9%	15,002	1.1%	BBB
Metro-North Commuter Railroad Company	110 East 42nd Street & 420 Lexington Avenue	2021 & 2034	328,957	17,370	$52.80	1.1%	17,370	1.3%	Aa2
Schulte, Roth & Zabel LLP	919 Third Avenue	2036	263,186	18,735	$71.19	1.2%	9,555	0.7%
Bloomberg LP	919 Third Avenue	2029	256,107	14,312	$55.88	0.9%	7,299	0.6%
HF Management Services LLC	100 Church Street	2032	230,394	7,790	$33.81	0.5%	7,790	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	6,948	$30.50	0.4%	6,948	0.5%	A+
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2020, 2024 & 2030	227,622	9,568	$42.03	0.6%	9,568	0.7%	Aa2
WME IMG, LLC	11 Madison Avenue & 304 Park Avenue	2028 & 2030	214,707	16,491	$76.81	1.0%	12,964	1.0%
Bloomingdales, Inc.	919 Third Avenue	2024	205,821	12,030	$58.45	0.8%	6,135	0.5%	BBB-
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	14,562	$80.20	0.9%	14,562	1.1%	BBB-
The Travelers Indemnity Company	485 Lexington Avenue	2021	176,838	11,293	$63.86	0.7%	11,293	0.9%	AA
Newmark & Company Real Estate Inc.	125 Park Avenue, 110 East 42nd Street & 680 Washington Blvd	2026 & 2031	173,438	9,661	$55.70	0.6%	9,446	0.7%	BBB-
United Nations	220 East 42nd Street	2017, 2021 & 2022	171,091	8,760	$51.20	0.5%	8,760	0.7%
News America Incorporated	1185 Avenue of the Americas	2020	165,086	15,955	$96.65	1.0%	15,955	1.2%	BBB+
RSM McGladrey, Inc.	1185 Avenue of the Americas	2018	164,771	11,058	$67.11	0.7%	11,058	0.8%
Verizon	1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	2018, 2019 & 2026	162,409	4,686	$28.85	0.3%	4,686	0.4%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	14,828	$92.71	0.9%	14,828	1.1%
Young & Rubicam, Inc.	3 Columbus Circle	2033	159,394	10,016	$62.84	0.6%	4,898	0.4%	BBB
Yelp, Inc.	11 Madison Avenue	2025	152,232	12,997	$85.38	0.8%	7,798	0.6%
National Hockey League	1185 Avenue of the Americas	2022	148,217	13,747	$92.75	0.9%	13,747	1.0%
EisnerAmper, LLP	750 Third Avenue	2020	141,546	9,816	$69.35	0.6%	6,501	0.5%

Total			11,596,510	$693,126 (2)	$59.77	43.3%	$570,899	43.3%

(1) Corporate or bond rating from S&P or Moody's.
(2) Reflects the net rent for the 1 Madison Avenue lease. If this lease were included on a gross basis, Credit Suisse's total PSF annualized rent would be $62.91 and total PSF annualized rent for the largest tenants would be $61.45.

Supplemental Information	38	First Quarter 2017

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.5%	0.2%
Business Services	2.4%	3.0%
Financial Services	31.6%	30.7%
Government / Non Profit	3.5%	4.9%
Legal	7.4%	13.3%
Manufacturing	2.7%	5.8%
Medical	2.5%	2.1%
Other	7.2%	3.3%
Professional Services	7.3%	13.4%
Retail	7.6%	3.1%

TAMI
Technology	1.7%	6.5%
Advertising	4.5%	1.0%
Media	16.9%	12.8%
Information	0.3%	0.0%

Total	100.0%	100.0%

Supplemental Information	39	First Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/16			1,149,571

Space which became available during the Quarter (2):
Office
	3 Columbus Circle	2	36,076	36,076	$121.13
	30 East 40th Street	1	904	904	70.69
	100 Church Street	2	5,500	5,500	57.25
	100 Park Avenue	1	4,450	5,043	68.54
	110 East 42nd Street	2	15,049	15,049	61.32
	110 Greene Street	4	6,727	5,840	75.73
	125 Park Avenue	1	13,502	13,502	54.87
	220 East 42nd Street	1	3,082	3,082	46.35
	420 Lexington Avenue	8	13,528	17,499	58.95
	461 Fifth Avenue	1	6,639	6,944	89.39
	485 Lexington Avenue	1	235,187	235,187	63.26
	609 Fifth Avenue	1	4,589	5,104	68.86
	641 Sixth Avenue	1	12,000	13,090	88.00
	800 Third Avenue	2	1,013	2,780	69.44
	Total/Weighted Average	28	358,246	365,600	$69.94

Retail
	3 Columbus Circle	2	4,470	4,288	$363.18
	110 Greene Street	1	864	893	13.44
	220 East 42nd Street	1	5,396	5,396	33.41
	485 Lexington Avenue	1	4,672	4,115	30.09
	750 Third Avenue	2	3,174	2,944	36.19
	Total/Weighted Average	7	18,576	17,636	$112.27

Storage
	100 Park Avenue	1	181	181	$20.50
	110 Greene Street	2	1,768	1,768	43.74
	420 Lexington Avenue	1	73	118	28.66
	485 Lexington Avenue	2	1,299	1,299	18.75
	609 Fifth Avenue	1	1,500	1,511	19.85
	Total/Weighted Average	7	4,821	4,877	$28.45

	Total Space which became available during the quarter
	Office	28	358,246	365,600	$69.94
	Retail	7	18,576	17,636	$112.27
	Storage	7	4,821	4,877	$28.45
		42	381,643	388,113	71.34

	Total Available Space		1,531,214

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	First Quarter 2017

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,531,214

Office
	11 Madison Avenue	2	5.3	1,250	7,147	$68.00	—	$120.2	1.0
	100 Park Avenue	1	10.0	5,739	6,765	$75.81	—	$40.23	3.0
	110 East 42nd Street	1	10.4	13,059	14,230	$56.00	$54.96	$75.50	5.0
	110 Greene Street	4	3.5	9,084	9,151	$82.79	$62.00	$34.66	1.6
	125 Park Avenue	1	5.3	4,060	4,174	$63.00	$0.00	$27.48	3.0
	220 East 42nd Street	3	8.0	7,544	8,235	$52.67	$56.49	$49.63	2.1
	280 Park Avenue	2	12.8	61,429	65,850	$88.20	—	$118.58	14.4
	420 Lexington Avenue	5	4.1	9,940	12,316	$62.10	$58.93	$16.76	0.9
	461 Fifth Avenue	1	0.7	6,639	7,134	$73.34	$87.01	—	—
	485 Lexington Avenue	2	9.1	46,363	47,633	$70.18	$62.07	$12.01	4.2
	521 Fifth Avenue	1	5.2	20,500	22,368	$66.00	—	$106.50	2.0
	600 Lexington Avenue	1	7.4	4,481	4,481	$89.00	—	—	4.5
	641 Sixth Avenue	1	10.8	12,000	13,090	$100.00	$88.00	$72.81	9.0
	750 Third Avenue	1	11.1	1,709	1,709	$50.00	$30.09	$20.00	4.0
	800 Third Avenue	2	4.4	3,409	4,253	$73.14	$68.33	—	1.4
	1350 Avenue of the Americas	2	3.1	12,855	11,744	$76.30	$76.39	$17.79	2.0
	Total/Weighted Average	30	8.6	220,061	240,280	$75.60	$65.96	$63.31	6.3

Retail
	3 Columbus Circle	2	22.7	7,919	7,236	$492.41	$433.41	$40.0	8.0
	100 Church Street	1	10.3	3,000	2,866	$90.43	$66.78	$34.9	4.0
	110 Greene Street	1	10.2	864	838	$28.64	$14.32	—	2.0
	220 East 42nd Street	1	10.5	2,908	3,309	$148.77	$100.12	—	6.0
	420 Lexington Avenue	1	11.1	1,467	1,922	$213.00	$151.57	—	6.0
	Total/Weighted Average	6	16.0	16,158	16,171	$293.61	$245.02	$24.10	6.3

Storage
	100 Church Street	1	10.7	781	781	$25.00	$0.00	—	—
	110 Greene Street	2	0.9	1,768	1,768	$41.06	$43.74	—	—
	420 Lexington Avenue	1	3.2	65	114	$29.00	$30.15	$9.3	—
	Total/Weighted Average	4	3.8	2,614	2,663	$35.84	$42.91	$0.40	—
Leased Space
	Office (3)	30	8.6	220,061	240,280	$75.60	$65.96	$63.31	6.3
	Retail	6	16.0	16,158	16,171	$293.61	$245.02	$24.10	6.3
	Storage	4	3.8	2,614	2,663	$35.84	$42.91	—	—
	Total	40	9.0	238,833	259,114	$88.80	$85.86	$60.21	6.3

Total Available Space as of 3/31/17				1,292,381

Early Renewals
Office
	3 Columbus Circle	2	3.7	5,647	5,704	$82.39	$75.09	—	—
	30 East 40th Street	2	7.2	1,755	2,012	$64.44	$54.89	—	—
	100 Park Avenue	1	2.8	37,840	42,404	$96.63	$74.06	$3.39	—
	110 Greene Street	1	5.0	221	221	$77.95	$83.68	—	—
	280 Park Avenue	1	11.0	19,665	20,323	$84.00	$86.12	$90.3	12.0
	420 Lexington Avenue	4	2.4	5,445	8,128	$60.35	$51.85	—	0.7
	Total/Weighted Average	11	5.0	70,573	78,792	$87.72	$74.49	$25.10	3.2

Retail
	555 West 57th Street	1	5.0	37,544	27,382	$31.96	$5.09	—	—
	Total/Weighted Average	1	5.0	37,544	27,382	$31.96	$5.09	—	—

Storage
	100 Park Avenue	1	2.8	800	744	$40.38	$40.38	—	—
	420 Lexington Avenue	1	4.2	486	597	$25.00	$28.92	—	—
	Total/Weighted Average	2	3.4	1,286	1,341	$33.53	$35.28	—	—
Renewals
	Early Renewals Office	11	5.0	70,573	78,792	$87.72	$74.49	$25.10	3.2
	Early Renewals Retail	1	5.0	37,544	27,382	$31.96	$5.09	—	—
	Early Renewals Stiorage	2	3.4	1,286	1,341	$33.53	$35.28	—	—
	Total	14	5.0	109,403	107,515	$72.85	$56.33	$18.40	2.3

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $72.06/rsf for 125,284 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $78.11/rsf for 204,076 rentable SF.

Supplemental Information	41	First Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 12/31/16			965,021

Space which became available during the Quarter (2):
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	2	24,643	25,706	$30.49
	1 Landmark Square, Stamford, Connecticut	4	16,336	16,336	38.96
	3 Landmark Square, Stamford, Connecticut	2	6,620	6,920	23.74
	750 Washington Boulevard, Stamford, Connecticut	1	7,272	7,272	40.65
	1010 Washington Boulevard, Stamford, Connecticut	2	4,542	4,542	36.18
	16 Court Street, Brooklyn, New York	2	1,925	2,674	47.62
	Total/Weighted Average	13	61,338	63,450	$34.23

Retail
	1 Landmark Square, Stamford, Connecticut	1	338	338	$35.00
	Total/Weighted Average	1	338	338	$35.00

Storage
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	1	1,058	1,058	$13.00
	5 Landmark Square, Stamford, Connecticut	1	427	427	$13.00
	Total/Weighted Average	2	1,485	1,485	$13.00

	Total Space which became available during the Quarter
	Office	13	61,338	63,450	$34.23
	Retail	1	338	338	$35.00
	Storage	2	1,485	1,485	$13.00
		16	63,161	65,273	$33.75

	Total Available Space		1,028,182

(1) Escalated rent is calculated as total annual lease related income excluding electric charges.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	42	First Quarter 2017

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,028,182

Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	3.3	9,350	10,447	$25.00	$28.66	$9.00	5.0
	1100 King Street - 5 Int'l Drive, Rye Brook, New York	2	5.4	5,834	5,859	$25.90	—	$30.13	12.2
	115-117 Stevens Avenue, Valhalla, New York	3	12.7	19,249	19,249	$24.48	—	$49.97	16.3
	1 Landmark Square, Stamford, Connecticut	4	3.9	7,834	7,932	$38.02	$35.08	$35.14	2.3
	2 Landmark Square, Stamford, Connecticut	1	5.3	2,257	2,257	$33.00	—	$45.52	4.0
	3 Landmark Square, Stamford, Connecticut	1	5.0	170	170	$22.00	$22.00	—	—
	16 Court Street, Brooklyn, New York	1	2.0	955	1,272	$57.00	$45.00	—	—
	Total/Weighted Average	13	7.6	45,649	47,186	$28.33	$31.47	$34.20	9.9

Storage
	1 Landmark Square, Stamford, Connecticut	1	5.0	338	338	$33.00	$33.00	—	—
	Total/Weighted Average	1	5.0	338	338	$33.00	$33.00	—	—

Leased Space
	Office (3)	13	7.6	45,649	47,186	$28.33	$31.47	$34.20	9.9
	Storage	1	5.0	338	338	$33.00	$33.00	—	—
	Total	14	7.6	45,987	47,524	$28.36	$31.50	$33.96	9.8

Total Available Space as of 3/31/17				982,195

Early Renewals
Office
	1100 King Street - 4 Int'l Drive, Rye Brook, New York	1	3.2	2,243	2,243	$24.00	$24.18	—	2.0
	115-117 Stevens Avenue, Valhalla, New York	1	5.0	17,779	18,965	$23.00	$20.27	—	5.0
	100 Summit Lake Drive, Valhalla, New York	1	2.1	2,042	2,042	$26.00	$25.50	$3.00	—
	1 Landmark Square, Stamford, Connecticut	2	3.1	16,530	16,422	$33.80	$33.85	—	3.9
	3 Landmark Square, Stamford, Connecticut	1	1.0	16,774	16,774	$32.90	$32.25	—	—
	Jericho Plaza, Jericho, New York	1	2.7	5,690	5,690	$33.00	$36.06	—	—
	16 Court Street, Brooklyn, New York	2	1.6	1,260	1,651	$56.17	$50.18	$1.42	—
	Total/Weighted Average	9	3.0	62,318	63,787	$30.26	$29.40	$0.13	2.6
Retail
	Jericho Plaza, Jericho, New York	1	2.7	752	752	$15.00	$13.00	—	—
	Total/Weighted Average	1	2.7	752	752	$15.00	$13.00	—	—

Renewals
	Early Renewals Office	9	3.0	62,318	63,787	$30.26	$29.40	$0.13	2.6
	Early Renewals Retail	1	2.7	752	752	$15.00	$13.00	—	—
	Total	10	3.0	63,070	64,539	$30.09	$29.21	$0.13	2.5

(1) Annual initial base rent.
(2) Escalated rent is calculated as total annual lease related income excluding electric charges.
(3) Average starting office rent excluding new tenants replacing vacancies is $30.20/rsf for 15,692 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $30.25/rsf for 79,479 rentable SF.

Supplemental Information	43	First Quarter 2017

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	9	97,347	0.62%	$5,974,800	$61.38	$63.91	1	291	—%	$6,600	$22.68	$25.00
2nd Quarter 2017	29	261,509	1.66%	17,051,683	65.20	67.98	4	58,225	0.92%	2,975,158	51.10	80.60
3rd Quarter 2017	18	84,799	0.54%	3,243,729	38.25	43.84	2	11,627	0.18%	841,389	72.37	74.63
4th Quarter 2017	22	134,906	0.86%	10,968,507	81.30	78.88	5	36,374	0.58%	2,545,707	69.99	73.36

Total 2017	78	578,561	3.67%	$37,238,719	$64.36	$66.30	12	106,517	1.69%	$6,368,854	$59.79	$77.32

2018	88	585,531	3.71%	$46,882,066	$80.07	$98.25	23	178,296	2.82%	$19,133,502	$107.31	$82.50
2019	84	1,092,195	6.92%	76,744,010	70.27	75.73	24	394,517	6.25%	31,687,945	80.32	84.89
2020	94	2,334,030	14.79%	151,502,856	64.91	70.10	22	305,721	4.84%	19,043,556	62.29	72.47
2021	94	1,779,668	11.28%	114,179,059	64.16	66.91	21	298,811	4.73%	18,199,111	60.91	69.79
2022	67	1,016,534	6.44%	70,018,021	68.88	78.84	21	215,459	3.41%	15,337,009	71.18	75.37
2023	39	788,591	5.00%	45,884,245	58.19	65.36	14	470,246	7.45%	35,959,229	76.47	74.46
2024	28	267,855	1.70%	18,926,154	70.66	74.42	14	314,727	4.99%	29,147,937	92.61	90.33
2025	35	685,403	4.34%	60,127,126	87.73	87.63	13	404,759	6.41%	33,861,911	83.66	86.07
2026	33	806,122	5.11%	57,910,849	71.84	76.77	11	334,192	5.29%	30,920,189	92.52	94.74
Thereafter	91	5,843,277	37.03%	332,772,661	56.95	65.66	26	3,289,023	52.11%	221,870,819	67.46	81.54
	731	15,777,767	100.00%	$1,012,185,766	$64.15	$70.89	201	6,312,268	100.00%	$461,530,062	$73.12	$81.40

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to March 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	44	First Quarter 2017

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2017 (1)	16	67,858	2.07%	$2,558,968	$37.71	$33.90	2	4,060	0.91%	$116,797	$28.77	$36.00
2nd Quarter 2017	11	33,063	1.01%	1,327,895	40.16	43.95	1	8,887	1.99%	323,122.00	36.36	35.27
3rd Quarter 2017	5	14,637	0.45%	631,848	43.17	44.42	2	19,124	4.28%	688,904.00	36.02	35.60
4th Quarter 2017	7	44,285	1.35%	1,952,873	44.10	47.99	2	8,564	1.92%	161,948.00	18.91	32.07

Total 2017	39	159,843	4.89%	$6,471,585	$40.49	$40.85	7	40,635	9.10%	$1,290,771	$31.77	$34.82

2018	58	315,251	9.64%	10,801,913	34.26	35.75	3	22,538	5.05%	925,853	41.08	36.00
2019	56	480,582	14.69%	14,311,143	29.78	30.10	6	31,879	7.14%	1,087,118	34.10	36.00
2020	40	335,300	10.25%	12,127,211	36.17	39.17	4	45,004	10.08%	1,862,812	41.39	35.65
2021	43	448,491	13.71%	14,465,273	32.25	33.14	5	104,296	23.37%	3,882,580	37.23	36.00
2022	35	159,907	4.89%	6,012,599	37.60	41.57	1	16,383	3.67%	585,201	35.72	36.00
2023	20	174,333	5.33%	5,786,688	33.19	34.89	2	42,334	9.48%	1,442,049	34.06	36.00
2024	15	212,802	6.50%	7,310,279	34.35	44.43	2	52,707	11.81%	1,813,269	34.40	36.00
2025	16	168,862	5.16%	5,593,529	33.12	35.25	1	1,729	0.39%	57,597	33.31	36.00
2026	17	281,573	8.61%	10,045,532	35.68	33.68	4	88,854	19.91%	2,979,288	33.53	35.96
Thereafter	23	534,555	16.34%	14,164,017	26.50	31.85	—	—	—%	—	—	—
	362	3,271,499	100.00%	$107,089,769	$32.73	$35.12	35	446,359	100.00%	$15,926,539	$35.68	$35.85

	(1) Includes month to month holdover tenants that expired prior to March 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of current average asking rents for currently occupied space as of March 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	45	First Quarter 2017

ANNUAL LEASE EXPIRATIONS Retail Leases Excluding Suburban Properties Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2017 (1)	6	5,791	1.86%	$428,831	$74.05	$263.88	3	21,006	6.79%	$1,147,899	$54.65	$89.90
2018	5	5,749	1.85%	540,451	94.01	114.63	2	26,171	8.46%	1,884,735	72.02	78.75
2019	—	—	—%	—	—	—	2	3,237	1.05%	22,695	7.01	7.36
2020	2	6,601	2.12%	845,428	128.08	349.13	3	25,424	8.21%	5,417,460	213.08	277.01
2021	1	108,148	34.72%	7,264,989	67.18	70	3	22,544	7.28%	4,207,536	186.64	241.42
2022	1	1,366	0.44%	218,020	159.6	299.00	2	50,808	16.41%	21,778,494	428.64	501.10
2023	1	6,476	2.08%	709,986	109.63	125.00	2	7,131	2.30%	1,456,272	204.22	350.00
2024	5	76,039	24.41%	16,556,667	217.74	224.4	1	7,793	2.52%	4,882,620	626.54	898.00
2025	3	33,944	10.90%	844,956	24.89	24.15	4	40,497	13.08%	3,175,836	78.42	81.51
2026	—	5,218	1.68%	2,800,029	536.61	537	1	22,900	7.40%	19,499,102	851.49	817.25
Thereafter	4	62,131	19.95%	3,355,601	54.01	85.62	4	82,016	26.50%	49,043,272	597.97	643.26
	28	311,463	100.00%	$33,564,957	$107.77	$126.13	27	309,527	100.00%	$112,515,922	$363.51	$407.67
Vacancy (5)		33,940				214.83		107,733				360.78
		345,403				$134.85		417,260				$395.56

Other Retail
2017 (1)	3	5,636	0.69%	$1,367,704	$242.67	$314.98	3	1,110	0.38%	$162,379	$146.29	$152.92
2018	8	62,051	7.62%	11,846,834	190.92	348.35	5	12,226	4.15%	1,826,861	149.42	160.96
2019	6	57,012	7.00%	4,997,255	87.65	220.71	2	7,400	2.51%	1,207,265	163.14	195.41
2020	9	26,481	3.25%	5,582,411	210.81	301.99	2	32,390	10.99%	1,430,262	44.16	52.96
2021	11	24,253	2.98%	2,703,228	111.46	148.86	—	—	—%	—	—	—
2022	14	130,693	16.04%	16,760,049	128.24	158.93	6	12,603	4.28%	1,701,509	135.01	175.49
2023	5	38,875	4.77%	5,257,206	135.23	146.93	3	13,051	4.43%	1,247,189	95.56	91.92
2024	7	28,143	3.45%	4,815,146	171.10	163.24	6	17,035	5.78%	1,547,681	90.85	100.38
2025	12	36,345	4.46%	13,042,626	358.86	393.19	—	—	—%	—	—	—
2026	7	30,437	3.74%	9,936,010	326.45	324.93	3	27,877	9.46%	4,623,574	165.86	184.78
Thereafter	36	374,664	45.99%	33,158,089	88.50	100.48	12	171,063	58.04%	29,138,045	170.34	175.51
	118	814,590	100.00%	$109,466,557	$134.38	$172.46	42	294,755	100.00%	$42,884,765	$145.49	$154.68
Vacancy (5)		60,173				379.69		24,249				51.55
		874,763				$186.72		319,004				$146.84

	(1) Includes month to month holdover tenants that expired prior to March 31, 2017.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of March 31, 2017. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage on leases signed but not yet commenced.

Supplemental Information	46	First Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2017	Price ($'s) (1)
1998 - 2016 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	96.8	$78,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	92.2	65,600
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	32,000
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	27,300
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.9	66,700
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	93,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—	—	99.9	34,100
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	92.5	192,000
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	N/A	105,600
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	126,500
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	97.3	483,500
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	76.0	265,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	92,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.9	60,900
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	1,000,000
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	67,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	98.8	255,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	75.7	225,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	98.8	231,500
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	105,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	803,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	115,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—	—	N/A	91,200
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	93.6	210,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	72.8	182,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—	—	75.7	578,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	98.2	285,000
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	97.1	3,679,530
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	N/A	73,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	520,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	N/A	183,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	1,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	N/A	1,575,000
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	99.4	181,600
May-10	600 Lexington Avenue - 55% JV	Fee Interest	Grand Central North	303,515	93.6	86.6	193,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	98.4	330,000
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	93.6	245,700
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	97.3	1,210,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	91.0	85,570
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	87.4	1,110,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	N/A	425,680
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	N/A	80,000
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	66.1	252,500
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	100.0	135,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	100.0	90,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	N/A	46,000
May-14	388 & 390 Greenwich Street - remaining 49.4%	Fee Interest	Downtown	2,635,000	100.0	N/A	1,585,000
Jul-15	110 Greene Street - 90% JV	Fee Interest	Soho	223,600	84.0	70.3	255,000
Aug-15	30 East 40th Street - 60% JV	Leasehold Interest	Grand Central South	69,446	100.0	93.2	4,650
Aug-15	11 Madison Avenue	Fee Interest	Park Avenue South	2,314,000	71.6	98.0	2,285,000
Dec-15	600 Lexington Avenue - remaining 45%	Fee Interest	Grand Central North	303,515	95.5	86.6	284,000
				41,085,198			$21,699,130
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

Supplemental Information	47	First Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2000 - 2015 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	31,500	177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	28,400	140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	60,000	177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	53,000	135
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	13,250	326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	233,900	256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	90,700	233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	14,500	208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	126,500	189
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	53,100	210
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	66,000	198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	58,500	229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	35,000	172
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	318,500	349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	70,000	167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	60,500	545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	97,500	510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	240,000	522
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	550,000	602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	61,500	407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	111,500	616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	200,000	749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	140,000	749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	335,000	659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	157,000	604
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	160,000	472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	310,000	463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	274,000	539
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	123,150	422
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	161,000	448
Aug-13	333 West 34th Street	Fee Interest	Penn Station	345,400	220,250	638
May-14	673 First Avenue	Leasehold Interest	Grand Central South	422,000	145,000	344
Sep-15	120 West 45th Street	Fee Interest	Midtown	440,000	365,000	830
Sep-15	315 West 36th Street	Fee Interest	Times Square South	148,000	115,000	777
				16,178,723	$6,959,650	$430

2016 Sales
Jun-16	388 & 390 Greenwich Street	Fee Interest	Downtown	2,635,000	$2,000,000	$759
Aug-16	11 Madison Avenue (7)	Fee Interest	Park Avenue South	2,314,000	2,600,000	1,124
				4,949,000	$4,600,000	$929
(1) Company sold a 45% JV interest in the property at an implied $126.5 million gross asset valuation.
(2) Company sold a 75% JV interest in the property at an implied $318.5 million gross asset valuation.
(3) Company sold a 50% JV interest in the property at an implied $240.0 million gross asset valuation.
(4) Company sold a 85% JV interest in the property at an implied $335.0 million gross asset valuation.
(5) Company sold a 15% JV interest in the property at an implied $274.0 million gross asset valuation.
(6) Company sold a 45% JV interest in the property at an implied $1.28 billion gross asset valuation.
(7) Company sold a 40% JV interest in the property at an implied $2.6 billion gross asset valuation, inclusive of the cost associated with lease stipulated improvements to the property.

Supplemental Information	48	First Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2017	Price ($'s) (1)
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	N/A	$15,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	96.6	N/A	31,600
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	85.6	490,750
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	82.6	570,190
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	71.0	210,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	88.1	38,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	N/A	56,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	94.9	107,500
Aug-07	150 Grand Street	Fee Interest	White Plains, New York	85,000	52.9	N/A	6,700
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	N/A	111,500
Apr-13	16 Court Street - additional JV interest	Fee Interest	Brooklyn, New York	317,600	84.9	94.9	96,200
				6,198,100			$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, New York	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	230,000	343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, New York	145,000	20,767	143
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	481,100	343
Sep-13	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	13,500	104
Aug-15	The Meadows	Fee Interest	Rutherford, New Jersey	582,100	121,100	208
Dec-15	140 Grand Street	Fee Interest	White Plains, New York	130,100	22,400	172
Dec-15	150 Grand Street	Fee Interest	White Plains, New York	85,000	9,600	113
				3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	Fee Interest	White Plains, New York	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	41,000	337
				187,141	$62,000	$331
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	49	First Quarter 2017

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment & Land Unaudited (Dollars in Thousands)

					Occupancy (%)		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2017	Price ($'s) (1)
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	N/A	17,500
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	13,250
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	N/A	4,400
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Lower Manhattan	62,006	100.0	N/A	19,750
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	N/A	30,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	81.1	251,900
Aug-07	180 Broadway - 50% JV	Fee Interest	Lower Manahattan	24,300	85.2	N/A	13,600
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	225,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	317,000
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, New Jersey	278,000	—	73.3	29,364
Feb-08	182 Broadway - 50% JV	Fee Interest	Lower Manhattan	46,280	83.8	N/A	30,000
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, New York	52,000	100.0	100.0	18,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	10,800
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, New York	65,641	—	N/A	4,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	N/A	247,500
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	N/A	352,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	78,300
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	90.6	500,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	67.5	136,550
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	N/A	66,250
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	87.8	193,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	89.1	223,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest	—	4,473,603	76.3	N/A	880,104
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	163,500	—	N/A	31,160
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	100.0	83,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	100.0	—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	75,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	N/A	18,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	90.7	122,300
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	—	N/A	54,900
Nov-13	650 Fifth Avenue - 50%	Leasehold Interest	Plaza District	32,324	63.6	—	—
Nov-13	315 West 33rd Street - The Olivia	Fee Interest	Penn Station	492,987	96.6	97.3	386,775
Nov-13	562, 570 & 574 Fifth Avenue	Fee Interest	Plaza District	66,962	74.6	N/A	146,222
Jul-14	719 Seventh Avenue - 75%	Fee Interest	Times Square	6,000	100.0	—	41,149
Jul-14	115 Spring Street	Fee Interest	Soho	5,218	100.0	100.0	52,000
Jul-14	752 Madison Avenue	Fee Interest	Plaza District	21,124	100.0	100.0	282,415
Sep-14	121 Greene Street - 50%	Fee Interest	Soho	7,131	100.0	100.0	27,400
Sep-14	635 Madison Avenue (2)	Fee Interest	Plaza District	176,530	100.0	100.0	145,000
Oct-14	102 Greene Street	Fee Interest	Soho	9,200	100.0	—	32,250
Oct-14	175-225 Third Street - 95%	Fee Interest	Brooklyn, New York	—	—	—	72,500
Nov-14	55 West 46th Street	Fee Interest	Midtown	347,000	—	50.1	295,000
Feb-15	Stonehenge Portfolio	Fee Interest	—	2,589,184	96.5	93.2	40,000
Mar-15	1640 Flatbush Avenue	Fee Interest	Brooklyn, New York	1,000	100.0	100.0	6,799
Jun-15	Upper East Side Residential - 90%	Fee Interest	Upper East Side Residential	27,000	96.4	39.3	50,074
Aug-15	187 Broadway & 5-7 Dey Street	Fee Interest	Lower Manhattan	73,600	90.5	41.4	63,690
				12,164,472			$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Fee Interest	Lower Manhattan	9,100	58.3	—	$28,500
Apr-16	605 West 42nd Street - 20%	Fee Interest	Midtown West	927,358	—	76.3	759,046
				936,458			$787,546
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	50	First Quarter 2017

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($'s)	Price ($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway (1)	Fee Interest	Times Square	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (2)	Fee Interest	Flatiron	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	85,000	417
Apr-12	379 West Broadway	Leasehold Interest	Lower Manhattan	62,006	48,500	782
Jun-12	717 Fifth Avenue (3)	Fee Interest	Midtown/Plaza District	119,550	617,584	5,166
Sep-12	3 Columbus Circle (4)	Fee Interest	Columbus Circle	214,372	143,600	670
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Fee Interest	Los Angeles, California	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fee Interest	Fountain Valley, California	302,037	66,994	222
Sep-13	West Coast Office Portfolio	Fee Interest	San Diego, California	110,511	45,400	411
Dec-13	27-29 West 34th Street	Fee Interest	Herald Square/Penn Station	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Fee Interest	Herald Square/Penn Station	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	Fee Interest		3,654,315	756,000	207
May-14	747 Madison Avenue	Fee Interest	Plaza District	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	68,700	5,023
Sep-14	180-182 Broadway	Fee Interest	Lower Manhattan	156,086	222,500	1,425
Nov-14	2 Herald Square	Fee Interest	Herald Square/Penn Station	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Fee Interest	Financial East	1,090,000	470,000	431
Dec-15	570 & 574 Fifth Avenue	Fee Interest	Plaza District	24,327	125,400	5,155
				6,814,679	$3,800,610	$558
2016 Sales
Feb-16	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, New York	66,611	$55,000	$826
Feb-16	885 Third Avenue	Fee Interest	Midtown / Plaza District	607,000	453,000	746
May-16	33 Beekman Street	Fee Interest	Downtown	163,500	196,000	1,199
Oct-16	400 East 57th Street (5)	Fee Interest	Upper East Side	290,482	170,000	585
				1,127,593	$874,000	$775
(1) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.
(2) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.
(3) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.
(4) The joint venture sold a 29% condominium interest in the property.
(5) Company sold a 49% JV interest in the property at an implied $170.0 million gross asset valuation.

Supplemental Information	51	First Quarter 2017

EXECUTIVE AND SENIOR MANAGEMENT

Stephen L. Green	Edward V. Piccinich
Chairman of the Board	Executive Vice President, Property
Management and Construction
Marc Holliday
Chief Executive Officer	Neil H. Kessner
Executive Vice President, General
Andrew Mathias	Counsel - Real Property
President
David M. Schonbraun
Matthew J. DiLiberto	Co-Chief Investment Officer
Chief Financial Officer
Isaac Zion
Andrew S. Levine	Co-Chief Investment Officer
Chief Legal Officer
Maggie Hui
Steven M. Durels	Chief Accounting Officer
Executive Vice President, Director of
Leasing and Real Property

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SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Green Street Advisors	Jed Reagan	(949) 640-8780	jreagan@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
UBS Securities LLC	Nicholas Yulico	(212) 713-3402	nick.yulico@ubs.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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